UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN
PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
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Filed by a Party other than the Registrant  ☐
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
MicroStrategy Incorporated
(Name of registrant as specified in its charter)
(Name of person(s) filing proxy statement, if other than the registrant)
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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

1850 Towers Crescent Plaza
Tysons Corner, VA 22182
(703) 848-8600
LETTER FROM OUR EXECUTIVE CHAIRMAN
[  ], 2025
Dear Fellow Stockholder:
On behalf of the Board of Directors and our entire company, I invite you to attend MicroStrategy’s Special Meeting of Stockholders on [  ], [  ], at [  ], Eastern Standard Time. This meeting will be held exclusively via live webcast at www.virtualshareholdermeeting.com/MSTR2025SM. This means there will not be a physical meeting location, and stockholders will not be able to attend the Special Meeting in person at a physical location.
At the Special Meeting, you will be asked to approve and adopt (i) an amendment to Article Four of our Second Restated Certificate of Incorporation to increase the number of authorized shares of class A common stock from 330,000,000 shares to 10,330,000,000 shares, (ii) an amendment to Article Four of our Second Restated Certificate of Incorporation to increase the number of authorized shares of preferred stock from 5,000,000 shares to 1,005,000,000 shares, (iii) an amendment to our 2023 Equity Incentive Plan to provide for automatic equity award grants to new directors upon their appointment to the Board of Directors and (iv) one or more proposals to adjourn the Special Meeting if necessary to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposals noted above.
In October 2024, we announced an ambitious three-year $42 billion capital plan, known as the 21/21 Plan, to raise $21 billion of equity capital and $21 billion of fixed-income instruments, including debt, convertible notes and preferred stock. Since then, we have been able to seize favorable market conditions to raise over $[ ] in net proceeds from sales of class A common stock under our at-the-market equity program and a Rule 144A offering of convertible notes, with the proceeds used to purchase approximately [ ] bitcoins. In doing so, we have been executing on our 21/21 Plan significantly faster than originally anticipated.
Proposals 1 and 2 for this Special Meeting request an increase in the authorized shares of the capital stock of the Company to support further implementation of our 21/21 Plan and future capital markets activity more generally as well as other corporate purposes. Proposal 1, which seeks an increase in our authorized shares of class A common stock, will enable us to continue to issue both common equity and instruments convertible into class A common stock to allow us flexibility to raise capital in a manner that is most advantageous under then prevailing market conditions. Proposal 2, which seeks an increase in our authorized shares of preferred stock, will similarly enable us to issue preferred stock with rights, preferences and privileges established by the Board of Directors at the time of issuance, which also will allow us to expand the types of securities we offer in furtherance of the 21/21 Plan to the extent market conditions warrant.
In addition, we recently welcomed three new members to our Board of Directors ― Brian Brooks, Jane Dietze and Gregg Winiarski. These directors bring a wealth of experience and expertise in digital assets, capital markets and regulatory matters, and we believe they will make significant contributions to our strategy as a Bitcoin Treasury Company. Proposal 3 for this Special Meeting seeks an amendment to our 2023 Equity Incentive Plan to help ensure that we appropriately compensate new non-employee directors who join our Board in light of their roles as important stewards of our business, the novel nature of our bitcoin acquisition strategy and the demands it imposes on our directors.

The proposals we are asking you to consider reflect a new chapter in our evolution as a Bitcoin Treasury Company and our ambitious goals for the future. The accompanying Notice of Special Meeting and Proxy Statement contain information about the proposals that will be presented at the Special Meeting and on which you are asked to vote. Whether or not you plan to attend the meeting online, it is important that your shares be represented and voted at the meeting. I encourage you to read the materials carefully and vote promptly. We thank you for your ongoing confidence in MicroStrategy, and we look forward to your participation at the Special Meeting.
Very truly yours,
Michael J. Saylor

Chairman of the Board & Executive Chairman

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Date:	[ ], 2025

Time:	[ ], Eastern Standard Time (“EST”)

Place:	Exclusively via live webcast at www.virtualshareholdermeeting.com/MSTR2025SM

Record Date:
[  ], 2025. Only stockholders of record at the close of business on the record date are entitled to receive notice of, and to attend and vote at, the special meeting (such meeting, including any adjournments or postponements thereof, the “Special Meeting”).

A list of registered stockholders as of the close of business on the record date will be available for examination by any stockholder for any purpose germane to the Special Meeting for a period of at least 10 days prior to the Special Meeting. The stockholder list will also be available to stockholders of record for examination during the Special Meeting at www.virtualshareholdermeeting.com/MSTR2025SM. To inspect the stockholder list before the Special Meeting, stockholders can email our Investor Relations department at ir@microstrategy.com. You will need the 16-digit control number included on your Notice of Special Meeting of Stockholders, proxy card, or the instructions that accompanied your proxy materials.

Proxy Voting:
Your vote is important. Please submit a proxy to vote your shares as soon as possible over the telephone, on the Internet, or by mail by completing, signing, dating, and returning your proxy card or voting instruction form. Submitting your proxy now will not prevent you from attending the Special Meeting and voting your shares during the Special Meeting, as your proxy is revocable at your option. We are requesting your vote as to the matters of business set forth below.

Matters of Business:
1.
approve and adopt an amendment to Article Four of the Second Restated Certificate of Incorporation of MicroStrategy Incorporated to increase the number of authorized shares of class A common stock, par value $0.001 per share, from 330,000,000 shares to 10,330,000,000 shares (“Proposal 1”);

2.
approve and adopt an amendment to Article Four of the Second Restated Certificate of Incorporation of MicroStrategy Incorporated to increase the number of authorized shares of preferred stock, par value $0.001 per share (“Preferred Stock”) from 5,000,000 shares to 1,005,000,000 shares (“Proposal 2”);

3.
approve and adopt an amendment to the MicroStrategy Incorporated 2023 Equity Incentive Plan to provide for automatic equity award grants to new directors upon their appointment to the Board of Directors (“Proposal 3”); and

4.
approve one or more proposals to adjourn the Special Meeting if necessary to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal 1, Proposal 2 and/or Proposal 3.

By Order of the Board of Directors,
W. Ming Shao
Executive Vice President, General Counsel and Secretary
Tysons Corner, Virginia
[     ], 2025
Important Notice Regarding the Availability of Proxy Materials
This proxy statement and the enclosed proxy card are being mailed on or about [  ], 2025.

INFORMATION REGARDING THE SPECIAL MEETING OF STOCKHOLDERS	1
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on [ ], 2025	1
Stockholders Entitled to Vote	1
Votes Required	1
Attending the Special Meeting	2
How to Submit Questions	2
How to Vote	2
List of Registered Stockholders	3
The Effect of Not Casting Your Vote	3
Changing Your Vote and Revoking Your Proxy	4
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	5
PROPOSAL 1 – APPROVAL AND ADOPTION OF AN AMENDMENT TO OUR SECOND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK	7
Background	7
Reasons for the Proposed Increase	8
Potential Effects of the Proposed Increase	9
Effectiveness of Common Stock Amendment	9
Recommendation of the Board	9
PROPOSAL 2 – APPROVAL AND ADOPTION OF AN AMENDMENT TO OUR SECOND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK	10
Background	10
Reasons for the Proposed Increase	10
Board Right to Designate Rights and Preferences of Preferred Shares	11
Possible Anti-Takeover Effects	11
Potential Effects of the Proposed Increase	11
Effectiveness of Preferred Stock Amendment	12
Recommendation of the Board	12
PROPOSAL 3—APPROVAL AND ADOPTION OF AN AMENDMENT TO THE MICROSTRATEGY INCORPORATED 2023 EQUITY INCENTIVE PLAN	13
Introduction	13
Background	13
Outstanding equity awards under equity-based compensation plans and arrangements	15
Description of the Amended Plan	15
Types of Awards	16
Shares Available, Share Counting and Limitations	15
Initial Grants to Non-Executive Directors	16

i

ii

INFORMATION REGARDING THE SPECIAL MEETING OF STOCKHOLDERS
These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of MicroStrategy Incorporated (the “Company,” “MicroStrategy,” “we,” or “us”) for use at the Special Meeting of Stockholders (such meeting, including any adjournments or postponements thereof, the “Special Meeting”) to be held exclusively via live webcast at www.virtualshareholdermeeting.com/MSTR2025SM on [  ], 2025 at [  ], Eastern Standard Time (“EST”), and at any continuation, postponement or adjournment thereof. This proxy statement summarizes information needed to help you cast an informed vote at the Special Meeting with respect to the proposals set forth in this proxy statement. We first made available this proxy statement, the Notice of Special Meeting of Stockholders, and the proxy card on or about [  ], 2025, to all stockholders entitled to vote at the Special Meeting. We intend to mail this proxy statement, Notice of Special Meeting of Stockholders and the proxy card on or about [  ], 2025, to all stockholders of record entitled to vote at the Special Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on [  ], 2025
We have elected to utilize the “full set delivery” option of providing paper copies of the proxy materials by mail. The Notice of Special Meeting and the proxy statement are also available at www.proxyvote.com. Instructions on how to access the proxy materials on the Internet may be found in the Notice of Internet Availability of Proxy Materials.
Stockholders Entitled to Vote
If you owned our class A common stock, par value $0.001 per share (“Class A Stock”), or our class B common stock, par value $0.001 per share (“Class B Stock” and collectively with Class A Stock, the “Common Stock”), at the close of business on [  ], 2025 (the “record date”), you are entitled to vote at the Special Meeting. On the record date, there were an aggregate of [  ] shares of our Class A Stock and [  ] shares of our Class B Stock outstanding and entitled to vote. Each share of Class A Stock entitles the record holder thereof to one (1) vote on each of the matters to be voted on at the Special Meeting, and each share of Class B Stock entitles the record holder thereof to ten (10) votes on each of the matters to be voted on at the Special Meeting.
Votes Required
The holders of shares of Common Stock representing a majority in voting power of the outstanding shares of Common Stock entitled to vote at the Special Meeting, present in person or virtually represented by proxy, at the Special Meeting shall constitute a quorum for the transaction of business at the Special Meeting. Shares of Common Stock represented in person or by proxy, including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval, will be counted for purposes of determining whether a quorum is present at the Special Meeting. Proxies reflecting broker non-votes (where a broker or nominee does not have discretionary authority to vote on a proposal), if any, will be considered as present for purposes of determining whether a quorum is present provided that the shares cast a vote on at least one matter presented for a vote.
Assuming that a quorum is present at the Special Meeting:
The proposal (“Proposal 1”) to approve and adopt an amendment to our Second Restated Certificate of Incorporation to increase the number of authorized shares of Class A Stock from 330,000,000 to 10,330,000,000 (“the Common Stock Amendment”) requires the affirmative vote the holders of a majority of the voting power of all outstanding Common Stock entitled to vote thereon.
The proposal (“Proposal 2”) to approve and adopt an amendment to our Second Restated Certificate of Incorporation to increase the number of authorized shares of preferred stock, par value $0.001 per share (“Preferred Stock”) from 5,000,000 to 1,005,000,000 (the “Preferred Stock Amendment”) requires the affirmative vote of the holders of a majority of the voting power of all outstanding Common Stock entitled to vote thereon.
The proposal (“Proposal 3”) to approve and adopt an amendment (the “2024 Plan Amendment”) to the MicroStrategy Incorporated 2023 Equity Incentive Plan (the “Current Plan” and, such plan, as amended by the 2024 Plan Amendment, the “Amended Plan”) to provide for automatic equity award grants to new directors upon their appointment to the Board requires the affirmative vote of a majority of the votes cast by the holders of Common Stock entitled to vote thereon.

The proposal (“Proposal 4”) to approve one or more proposals to adjourn the Special Meeting if necessary to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal 1, Proposal 2 and/or Proposal 3 requires the affirmative vote of a majority of the votes cast by the holders of Common Stock entitled to vote thereon.
Shares present virtually during the Special Meeting will be considered shares of Common Stock present in person at the meeting.
All validly granted proxies will be voted in accordance with the stockholders’ instructions on the matters set forth in the accompanying Notice of Special Meeting, and if no choice is specified, executed proxies will be voted in accordance with the Board’s recommendations on such matters as set forth in this proxy statement.
Attending the Special Meeting
We have determined to hold the Special Meeting in virtual format only, with no physical in-person meeting. Stockholders of record as of the record date, or those that hold a valid proxy, may attend the Special Meeting online at www.virtualshareholdermeeting.com/MSTR2025SM. You will need the 16-digit control number included on your Notice of Special Meeting of Stockholders, proxy card, or the instructions that accompanied your proxy materials. If you are not a stockholder of record but hold shares as a beneficial owner in street name, in addition to obtaining a valid proxy from the record holder, you may be required to provide proof of beneficial ownership, such as your most recent account statement as of the record date, a copy of the voting instruction form provided by your broker, financial institution, or other nominee, or other similar evidence of ownership. Even if you plan to attend the Special Meeting, we recommend that you submit a proxy to vote your shares in advance, so that your vote will be counted if you later decide not to attend the Special Meeting.
How to Submit Questions
Stockholders of record as of the record date may submit questions in advance of the Special Meeting at www.proxyvote.com using the 16-digit control number included on your Notice of Special Meeting of Stockholders, proxy card, or the instructions that accompanied your proxy materials. Questions to be submitted prior to the Special Meeting must be received by 5:00 p.m., EST, on [  ], 2025. Questions pertinent to the matters to be voted upon at the Special Meeting may also be asked during the Special Meeting by logging into the virtual meeting platform using the 16-digit control number included on your Notice of Special Meeting of Stockholders, proxy card, or the instructions that accompanied your proxy materials and typing your question into the questions/chat pane of the control panel. Only questions that are pertinent to the matters to be voted upon at the Special Meeting will be answered during the Special Meeting and we reserve the right to edit profanity or other inappropriate language and to exclude questions that are not pertinent to Special Meeting matters or that are otherwise inappropriate. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.
We will not be providing a business update at the Special Meeting or discussing matters related to our business or operations. If there are any matters of individual concern to a stockholder or questions not related to the matters to be voted on at the Special Meeting, such matters and questions may be raised separately by contacting Investor Relations.
How to Vote
You do not need to attend the Special Meeting to have your shares voted at the Special Meeting. You may submit a proxy to vote your shares over the telephone, on the Internet, or by mail, and your votes will be cast for you at the Special Meeting. This process is described below.

Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may (i) attend and vote online during the Special Meeting or (ii) submit a proxy. Whether or not you plan to attend the Special Meeting, we urge you to submit a proxy to vote your shares over the telephone, on the Internet, or by mail as instructed below to help ensure your vote is counted. You may still attend the Special Meeting and vote during the meeting even if you have already submitted a proxy; your vote at the Special Meeting will revoke any earlier submitted proxy.

During the Meeting:
To vote online during the Special Meeting, visit www.virtualshareholdermeeting.com/MSTR2025SM and vote by Internet as instructed. You will need the 16-digit control number included on your Notice of Special Meeting of Stockholders, proxy card, or the instructions that accompanied your proxy materials.

Phone:
To submit a proxy by telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the 16-digit control number included on your Notice of Special Meeting of Stockholders, proxy card, or the instructions that accompanied your proxy materials. Your vote must be received by 11:59 p.m., EST, on [  ], 2025, to be counted.

Internet:
To submit a proxy on the Internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the 16-digit control number included on your Notice of Special Meeting of Stockholders, proxy card, or the instructions that accompanied your proxy materials. Your vote must be received by 11:59 p.m., EST, on [  ], 2025, to be counted.

Proxy Card:
To submit a proxy by mail, simply complete, sign, and date the proxy card and return it promptly in the postage-paid envelope provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If we receive your signed proxy card by [  ], 2025, the designated proxy holders will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker, Financial Institution, or Other Nominee
If, as of the close of business on [  ], 2025, the record date, your shares were held not in your name, but rather in an account at a brokerage firm, financial institution, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting.
As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card and voting instructions to help ensure that your vote is counted. Alternatively, you may submit your voting instructions over the telephone or on the Internet as instructed by your broker, financial institution, or other nominee, if applicable. To attend the Special Meeting and vote online during the Special Meeting, you must obtain a valid proxy from your broker, financial institution, or other nominee. You will need the 16-digit control number included in your proxy card or the instructions that accompanied your proxy materials. Follow the instructions from your broker, financial institution, or other nominee included with these proxy materials, or contact your broker, financial institution, or other nominee to request a proxy.
List of Registered Stockholders
A list of registered stockholders as of the close of business on the record date will be available for examination by any stockholder for any purpose germane to the Special Meeting for a period of at least ten (10) days prior to the Special Meeting. The stockholder list will also be available to stockholders of record for examination during the Special Meeting at www.virtualshareholdermeeting.com/MSTR2025SM. To inspect the stockholder list before the Special Meeting, stockholders can email our Investor Relations department at ir@microstrategy.com. You will need the 16-digit control number included on your Notice of Special Meeting of Stockholders, proxy card, or the instructions that accompanied your proxy materials.
The Effect of Not Casting Your Vote, Broker Non-votes and Abstentions
Stockholder of Record. If you do not submit a proxy or vote your shares in person at the Special Meeting, no votes will be cast on your behalf on any of the matters of business at the Special Meeting, which will have the effect of voting your shares “against” Proposal 1 and Proposal 2 and will have no effect on Proposal 3 or Proposal 4. If you abstain from voting on Proposal 1, then your shares will be counted as votes “against” Proposal 1 and if you abstain from voting on Proposal 2, then your shares will be counted as votes “against” Proposal 2. If you abstain from voting on Proposal 3, then your shares will not be counted as shares casting votes on Proposal 3 and accordingly will have no effect on the outcome of such proposal. If you abstain from voting on Proposal 4, then your shares will not be counted as shares casting votes on Proposal 4 and accordingly will have no effect on the outcome of such proposal.
Beneficial Owner. If you abstain from voting on Proposal 1 or Proposal 2, then your shares will be counted as shares casting votes “against” Proposal 1 and/or “against” Proposal 2, as applicable. If you abstain from voting on Proposal 3 or Proposal 4, then your shares will not be counted as shares casting votes on Proposal 3 and/or Proposal 4, as applicable, and accordingly will have no effect on the voting of such proposal. If you are a beneficial owner whose shares are held in the name of a bank, broker or other nominee (i.e. you do not provide your bank, broker or other nominee with voting instructions), such bank, broker or other nominee may in some cases vote the shares in their discretion. However, banks, brokers and other nominees holding shares in “street name” for their beneficial owners are prohibited from voting on behalf of their clients on certain matters unless the brokers have received specific voting instructions from those clients. Based on the expected timing of the mailing of this proxy statement, we expect that a bank, broker or other nominee will be unable to vote shares held on behalf of a beneficial owner who has not submitted voting instructions on each of Proposal 1, Proposal 2, Proposal 3 and Proposal 4. Broker non-votes will have the effect of voting your shares “against” Proposal 1 or Proposal 2, as applicable, and will not be counted as shares casting votes on Proposal 3 or Proposal 4 and accordingly will have no effect on the voting of Proposal 3 or Proposal 4, as applicable.
Changing Your Vote and Revoking Your Proxy
Stockholder of Record. You may revoke any previously granted proxy prior to the taking of the vote at the Special Meeting by (i) submitting a new proxy over the telephone or on the Internet by 11:59 p.m. EST on [  ], 2025, (ii) delivering a written revocation or a subsequently dated and properly completed proxy card to MicroStrategy’s General Counsel at 1850 Towers Crescent Plaza, Tysons Corner, Virginia 22182 by 11:59 p.m. EST on [  ], 2025, or (iii) attending the Special Meeting and voting online during the Special Meeting.
Beneficial Owner. You may change your voting instructions prior to the taking of the vote at the Special Meeting by (i) submitting new voting instructions to your broker or nominee by following the instructions they provided by 11:59 p.m. EST on [  ], 2025 or (ii) if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the Special Meeting and voting online during the Special Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the beneficial ownership of our Common Stock as of December 13, 2024, unless otherwise indicated, by:
•	each person who is known by us to beneficially own more than 5% of any class of our Common Stock as of such date;
•	each director or nominee for director;
•	each of our named executive officers as defined in Item 402(a)(3) of Regulation S-K; and
•	all directors and current executive officers as a group.
Except as otherwise indicated below, we believe, based on the information furnished to us, that the persons and entities named in the table have sole voting and investment power with respect to all shares that they beneficially own, subject to any applicable community property laws. Percentages have been calculated based on 223,892,874 shares of Class A Stock and 19,640,250 shares of Class B Stock outstanding as of December 13, 2024. Any shares of Class A Stock (i) subject to (x) outstanding stock options that are currently exercisable or will become exercisable and (y) any shares of Class A Stock subject to outstanding restricted stock units (“RSUs”) that will vest, in each case, within 60 days after December 13, 2024, and (ii) issuable upon conversion of Class B Stock are deemed outstanding for the purpose of calculating such director’s or officer’s percentage ownership, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.
Except as otherwise indicated, the address of each beneficial owner named below is in care of MicroStrategy Incorporated, 1850 Towers Crescent Plaza, Tysons Corner, Virginia 22182.

	Number of Shares and Percent of Class Owned(1)				Beneficial Ownership of Class A Stock (Shares)(1)	Beneficial Ownership of Class A Stock (% of Class)(1)	Total Voting Power (%)(1)
	Class A Stock		Class B Stock
Beneficial Owner	Shares	% of Class	Shares	% of Class
Named Executive Officers and Directors:
Michael J. Saylor(2)	381,900	*	19,616,680	99.9	19,998,580	8.2	46.8
Phong Q. Le(3)	1,165,080	*	—	—	1,165,080	*	*
Kevin L. Adkisson(4)	2,590	*	—	—	2,590	*	*
Andrew Kang(5)	61,950	*	—	—	61,950	*	*
W. Ming Shao(6)	307,708	*	—	—	307,708	*	*
Brian Brooks	—	—	—	—	—	—	—
Jane Dietze	—	—	—	—	—	—	—
Stephen X. Graham(7)	227,080	*	—	—	227,080	*	*
Jarrod M. Patten(8)	375,080	*	—	—	375,080	*	*
Leslie J. Rechan(9)	167,580	*	—	—	167,580	*	*
Carl J. Rickertsen	—	—	—	—	—	—	—
Gregg Winiarski	—	—	—	—	—	—	—
All Other 5% Stockholders:
Capital International Investors(10)	15,588,970	7.0	—	—	15,588,970	7.0	3.7
The Vanguard Group, Inc.(11)	15,530,480	6.9	—	—	15,530,480	6.9	3.7
All directors and current executive officers as a group (11 persons)(12)	2,706,378	1.2	19,616,680	99.9	22,323,058	9.1	47.1

*	Less than 1.0%.
(1)	The inclusion of any shares of Common Stock deemed owned or beneficially owned does not constitute an admission of beneficial ownership of those shares. The number of shares and percentage of class owned is calculated for the Class A Stock by treating any shares of Class A Stock subject to outstanding stock options that are currently exercisable or will become exercisable within 60 days after December 13, 2024, and any shares of Class A Stock subject to outstanding RSUs that will vest within 60 days after December 13, 2024 held by each applicable person as outstanding for the purpose of calculating such applicable person’s ownership and percentage ownership of Class A Stock, but shares subject to such outstanding stock options and RSUs are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The number of shares and percentage of class owned for the Class B Stock reflect only outstanding shares of Class B Stock as there are no outstanding rights to acquire Class B Stock and, accordingly, the amounts and percentages of Class B Stock reported as owned are also the amounts and percentages of Class B Stock that are beneficially owned. The number of shares beneficially owned and the beneficial ownership percentage of Class A Stock is calculated on the same basis as the number and percentage of Class A Stock owned, except that the amounts beneficially owned for each applicable person also include any shares of Class A Stock issuable upon conversion of Class B Stock owned by such person, and for the purpose of calculating each applicable person’s beneficial ownership percentage, such shares of Class A Stock issuable upon conversion of Class B Stock are deemed outstanding for purposes of computing the percentage ownership of such person, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The percentage of total voting power is calculated by treating the shares of our Class A Stock and Class B Stock together as a single class. Shares of Class A Stock generally have the same rights, including rights to dividends, as shares of Class B Stock, except that shares of Class A Stock have one vote per share while shares of Class B Stock have ten votes per share. Each share of Class B Stock is convertible at any time, at the option of the holder, into one share of Class A Stock.
(2)
Mr. Saylor’s holdings of Common Stock consist of (i) 19,616,680 shares of Class B Stock owned by Alcantara LLC, which is wholly owned by Mr. Saylor and (ii) 381,900 shares of Class A Stock held by a charitable foundation for which Mr. Saylor serves as the sole trustee and as to which he disclaims beneficial ownership.

(3)
Mr. Le’s holdings of Common Stock consist of (i) 13,918 shares of Class A Stock held by Mr. Le directly and (ii) options exercisable on or within 60 days after December 13, 2024 to purchase 1,151,162 shares of Class A Stock.

(4)
On July 11, 2024, the Company announced a 10-for-1 stock split (the “Stock Split”) of the Company’s Class A Stock and Class B Stock. The Stock Split was effected by means of a stock dividend to the holders of record of the Company’s Class A Stock and Class B Stock as of the close of business on August 1, 2024, the record date for the dividend. Shares held in treasury were not impacted by the stock split. The dividend was distributed after the close of trading on August 7, 2024, and trading commenced on a split-adjusted basis at market open on August 8, 2024. Mr. Adkisson resigned as Senior Executive Vice President & Chief Revenue Officer on July 5, 2023, and has not filed a Section 16 report reporting his Common Stock holdings since the effective date of the Stock Split. As such, Mr. Adkisson holdings of Common Stock reported herein consist of 2,590 shares of Class A Stock held by Mr. Adkisson directly based on the information provided to us by Mr. Adkisson on April 8, 2024, as adjusted by the Stock Split.

(5)
Mr. Kang’s holdings of Common Stock consist of (i) 12,080 shares of Class A Stock held by Mr. Kang directly and (ii) options exercisable on or within 60 days after December 13, 2024 to purchase 49,870 shares of Class A Stock.

(6)
Mr. Shao’s holdings of Common Stock consist of (i) 7,708 shares of Class A Stock held by Mr. Shao directly and (ii) options exercisable on or within 60 days after December 13, 2024 to purchase 300,000 shares of Class A Stock.

(7)
Mr. Graham’s holdings of Common Stock consist of (i) 6,970 shares of Class A Stock held by Mr. Graham directly and (ii) options exercisable on or within 60 days after December 13, 2024 to purchase 220,110 shares of Class A Stock.

(8)
Mr. Patten’s holdings of Common Stock consist of (i) 4,970 shares of Class A Stock held by Mr. Patten directly and (ii) options exercisable on or within 60 days after December 13, 2024 to purchase 370,110 shares of Class A Stock.

(9)
Mr. Rechan’s holdings of Common Stock consist of (i) 4,970 shares of Class A Stock held by Mr. Rechan directly, (ii) 20,000 shares of Class A Stock held by Mr. Rechan indirectly through a trust, of which Mr. Rechan and his five children are beneficiaries and for which Mr. Rechan and two of his children serve as trustees, and (iii) options exercisable on or within 60 days after December 13, 2024 to purchase 142,610 shares of Class A Stock.

(10)
As of the date of this proxy statement, Capital International Investors has not filed a Schedule 13G/A reporting its Common Stock holdings since the effective date of the Stock Split. As such, the number of shares beneficially owned (and other information in this footnote) is as of December 29, 2023, based on a Schedule 13G/A filed on January 10, 2024, with the SEC by Capital International Investors, as adjusted by the Stock Split. Capital International Investors beneficially owns 15,588,970 shares of Class A Stock and has sole voting power with respect to all of these shares and sole dispositive power with respect to all of these shares. Capital International Investors is a division of Capital Research Management Company, as well as its investment management subsidiaries and affiliates Capital Bank and Trust Company, Capital International, Inc., Capital International Limited, Capital International Sarl, Capital International K.K., Capital Group Private Client Services, Inc., and Capital Group Investment Management Private Limited. Capital International Investors’ divisions of each of the investment management entities collectively provide investment management services under the name “Capital International Investors.” The address for Capital International Investors is 333 South Hope Street, 55th Fl, Los Angeles, CA 90071.

(11)
As of the date of this proxy statement, Vanguard Group, Inc. has not filed a Schedule 13G/A reporting its Common Stock holdings since the effective date of the Stock Split. As such, the number of shares beneficially owned (and other information in this footnote) is as of March 28, 2024, based on a Schedule 13G/A filed on April 10, 2024, with the SEC by The Vanguard Group, Inc., as adjusted by the Stock Split. The Vanguard Group, Inc. beneficially owns 15,530,480 shares of Class A Stock and has sole dispositive power with respect to 15,100,630 of these shares, shared voting power with respect to 270,970 of these shares, and shared dispositive power with respect to 429,850 of these shares. The address for The Vanguard Group, Inc. is 100 Vanguard Boulevard, Malvern, PA 19355.

(12)
Shares of Common Stock held by the directors and current executive officers as a group consist of (i) 452,516 shares of Class A Stock, (ii) options exercisable on or within 60 days after December 13, 2024 to purchase an aggregate of 2,251,362 shares of Class A Stock and (iii) 19,616,680 shares of Class B Stock, which are convertible into the same number of shares of Class A Stock at any time at the option of the holder.

PROPOSAL 1 – APPROVAL AND ADOPTION OF AN AMENDMENT TO OUR SECOND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES OF CLASS A COMMON STOCK
Background
Our authorized capital stock presently consists of 330,000,000 shares of Class A Stock, 165,000,000 shares of Class B Stock, and 5,000,000 shares of Preferred Stock. On December 20, 2024, the Board adopted and declared advisable, the Common Stock Amendment to increase the number of authorized shares of Class A Stock from 330,000,000 to 10,330,000,000, and directed that the Common Stock Amendment be submitted to stockholders for approval and adoption. The number of authorized shares of Class B Stock and Preferred Stock would not be affected by the Common Stock Amendment. The total number of authorized shares of capital stock (which is the sum of the authorized number of Class A Stock, Class B Stock, and Preferred Stock) would, by virtue of the increase in (i) Class A Stock, if Proposal 1 is approved, correspondingly increase from 500,000,000 to 10,500,000,000 shares of capital stock or (ii) Class A Stock and Preferred Stock, if both Proposal 1 and Proposal 2 are approved, correspondingly increase from 500,000,000 to 11,500,000,000 shares of capital stock.
As of the record date, a total of [  ] shares of Class A Stock were issued and outstanding. In addition, as of the record date, there were:
•	[ ] shares of Class A Stock issuable upon exercise of stock options outstanding as of the record date at a weighted average exercise price of $[ ] per share;
•	[ ] shares of Class A Stock issuable upon the vesting of restricted stock units outstanding as of the record date;
•	[ ] shares of Class A Stock issuable upon the vesting of performance stock units outstanding as of the record date;
•	[ ] and [ ] additional shares of Class A Stock available as of the record date for future issuance under our 2023 Equity Incentive Plan and 2021 Employee Stock Purchase Plan, respectively;
•	19,640,250 shares of Class A Stock issuable upon conversion of shares of Class B Stock issued and outstanding as of the record date;
•
10,994,550 shares of Class A Stock potentially issuable as of the record date upon conversion of our 0% Convertible Senior Notes due 2027 (the “2027 Convertible Notes”), subject to adjustment in accordance with the terms of such notes;

•
7,718,824 shares of Class A Stock potentially issuable as of the record date upon conversion of our 0.625% Convertible Senior Notes due 2028 (the “2028 Convertible Notes”), subject to adjustment in accordance with the terms of such notes;

•
6,915,600 shares of Class A Stock potentially issuable as of the record date upon conversion of our 0% Convertible Senior Notes due 2029 (the “2029 Convertible Notes”), subject to adjustment in accordance with the terms of such notes;

•
7,611,200 shares of Class A Stock potentially issuable as of the record date upon conversion of our 0.625% Convertible Senior Notes due 2030 (the “2030 Convertible Notes”), subject to adjustment in accordance with the terms of such notes;

•
3,632,160 shares of Class A Stock potentially issuable as of the record date upon conversion of our 0.875% Convertible Senior Notes due 2031 (the “2031 Convertible Notes”), subject to adjustment in accordance with the terms of such notes;

•
5,285,600 shares of Class A Stock potentially issuable as of the record date upon conversion of our 2.25% Convertible Senior Notes due 2032 (the “2032 Convertible Notes” and, together with the 2027 Convertible Notes, the 2028 Convertible Notes, the 2029 Convertible Notes, the 2030 Convertible Notes and the 2031 Convertible Notes, the “Convertible Notes”), subject to adjustment in accordance with the terms of such notes; and

•	[ ] shares of Class A Stock reserved for issuance as of the record date under our current at-the-market equity offering program.

Accordingly, as of the record date, out of the 330,000,000 shares of Class A Stock presently authorized, [  ] shares were issued and outstanding or reserved for issuance and [  ] shares of Class A Stock were not reserved and remained available for future issuance.
If the stockholders approve and adopt the Common Stock Amendment, but not the Preferred Stock Amendment, Article Four of our Second Restated Certificate of Incorporation will be amended in the form set forth in Appendix A attached hereto and incorporated herein by reference, to provide for an increase in the number of authorized shares of Class A Stock from 330,000,000 to 10,330,000,000 (and a corresponding increase to the number of authorized shares of capital stock from 500,000,000 to 10,500,000,000 shares of capital stock). If the stockholders approve and adopt both the Common Stock Amendment and the Preferred Stock Amendment, Article Four of our Second Restated Certificate of Incorporation will be amended in the form set forth in Appendix C attached hereto and incorporated herein by reference, to provide for an increase in the number of authorized shares of Class A Stock from 330,000,000 to 10,330,000,000, an increase in the number of authorized shares of Preferred Stock from 5,000,000 to 1,005,000,000, and a corresponding increase to the number of authorized shares of capital stock from 500,000,000 to 11,500,000,000.
The Common Stock Amendment, if approved by our stockholders, would become effective upon the filing of the certificate of amendment with the Secretary of State of the State of Delaware, in the form of (i) Appendix A hereto, if the Preferred Stock Amendment is not also approved or (ii) Appendix C hereto, if the Preferred Stock Amendment is also approved, or at the later time set forth in the applicable certificate of amendment. The Board reserves the right, notwithstanding stockholder approval and without further action by stockholders, to abandon and elect not to proceed with the Common Stock Amendment if the Board determines that the Common Stock Amendment is no longer in our best interests and the best interests of our stockholders.
If our stockholders approve and adopt the Common Stock Amendment, but not the Preferred Stock Amendment, subject to the discretion of the Board, we intend to file a certificate of amendment in the form attached as Appendix A hereto to our Second Restated Certificate of Incorporation with the Secretary of State of the State of Delaware as soon as practicable after the Special Meeting. If our stockholders approve and adopt both the Common Stock Amendment and the Preferred Stock Amendment, subject to the discretion of the Board, we intend to file a certificate of amendment in the form attached hereto as Appendix C to our Second Restated Certificate of Incorporation with the Secretary of State of the State of Delaware as soon as practicable after the Special Meeting.
Reasons for the Proposed Increase
Over the past several years, we have used shares of our Class A Stock to, among other things, engage in at-the-market equity offering programs (including our existing at-the-market equity offering program), reserve shares of our Class A Stock for offerings of convertible notes, settle conversions and redemptions of certain convertible notes, conduct the Stock Split, and incentivize and compensate our employees by offering employee stock purchase programs and issuing equity awards exercisable or settleable in Class A Stock. We anticipate that we may issue additional shares of Class A Stock and securities or equity awards which may be convertible, exercisable or otherwise settleable in Class A Stock in the future in connection with one or more of the following:
•	financing transactions, such as public or private offerings of Class A Stock or securities which may be convertible, exercisable or otherwise settleable in Class A Stock;
•	sales under our existing and any future at-the-market equity offering program;
•
settlement of redemptions and/or conversions of our Convertible Notes or other securities which may be convertible, exercisable or otherwise settleable in Class A Stock that we may issue in the future;

•	employee incentives and compensation through our stock purchase plans and equity incentive plans; and
•	for other corporate purposes that have not yet been identified.
Other than sales through our existing at-the-market equity offering program and conversions or exercises of outstanding securities convertible or exercisable into Class A Stock and future issuance under our 2023 Equity Incentive Plan and 2021 Employee Stock Purchase Plan, we do not currently have any specific plans, proposals or arrangements, written or oral, to issue any of the proposed additional authorized shares of Class A Stock. The Board believes that the increase in the availability of additional authorized shares of our Class A Stock is necessary to allow us to continue to execute our business strategy, including the capital plan we previously announced on October 30, 2024 of raising $42 billion of capital over the next three years, comprised of $21 billion of equity and $21 billion of fixed income securities, including debt, convertible notes and preferred stock, which we refer to as our “21/21 Plan.” Unless required by applicable law or stock exchange rules, no further vote of the holders of Common Stock will be required with respect to the issuance of shares of Class A Stock for any such transaction.
Potential Effects of the Proposed Increase
The additional shares of Class A Stock for which authorization is sought would have identical powers, privileges and rights to the shares of Class A Stock that are now authorized. Holders of Class A Stock do not have preemptive rights to subscribe to additional securities that we may issue.
The issuance of additional shares of Class A Stock may, among other things, have a dilutive effect on earnings per share and on stockholders’ equity and voting rights. Furthermore, future sales of substantial amounts of our Class A Stock, or the perception that these sales might occur, could adversely affect the prevailing market price of our Class A Stock or limit our ability to raise additional capital. Stockholders should recognize that, as a result of this proposal, they will own a smaller percentage of shares relative to the total authorized shares of the Company than they presently own.
Effectiveness of Common Stock Amendment
If the Common Stock Amendment is approved and adopted, but the Preferred Stock Amendment is not, the Common Stock Amendment will become effective upon the filing of a certificate of amendment in the form attached hereto as Appendix A to our Second Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. If both the Common Stock Amendment and the Preferred Stock Amendment are adopted, they will become effective upon the filing of a certificate of amendment in the form attached hereto as Appendix C to our Second Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.
Recommendation of the Board

The Board Recommends a Vote “FOR” the approval and adoption of the Amendment to our Second Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Class A Common Stock from 330,000,000 to 10,300,000,000.

PROPOSAL 2 - APPROVAL AND ADOPTION OF AN AMENDMENT TO OUR SECOND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK
Background
Our authorized capital stock presently consists of 330,000,000 shares of Class A Stock, 165,000,000 shares of Class B Stock, and 5,000,000 shares of Preferred Stock. On December 20, 2024, the Board approved and declared advisable, the Preferred Stock Amendment to increase the number of authorized shares of Preferred Stock from 5,000,000 to 1,005,000,000 and directed that the Preferred Stock Amendment be submitted to stockholders for approval and adoption. The number of authorized shares of Common Stock would not be affected by the Preferred Stock Amendment. The total number of authorized shares of capital stock would, by virtue of the increase (i) in Preferred Stock, if Proposal 2 is approved, correspondingly increase from 500,000,000 to 1,500,000,000 shares of capital stock or (ii) in Class A Stock and Preferred Stock, if Proposal 1 and Proposal 2 are approved, correspondingly increase from 500,000,000 to 11,500,000,000 shares of capital stock.
As of the record date, no shares of Preferred Stock were issued and outstanding or held in treasury. Accordingly, as of the record date, all 5,000,000 shares of Preferred Stock presently authorized remain available for future issuance.
If the stockholders approve and adopt the Preferred Stock Amendment, but not the Common Stock Amendment, Article Four of our Second Restated Certificate of Incorporation will be amended in the form set forth in Appendix B attached hereto and incorporated herein by reference, to provide for an increase in the number of authorized shares of Preferred Stock from 5,000,000 to 1,005,000,000 (and a corresponding increase to the number of authorized shares of capital stock from 500,000,000 to 1,500,000,000 shares of capital stock). If the stockholders approve and adopt both the Common Stock Amendment and the Preferred Stock Amendment, Article Four of our Second Restated Certificate of Incorporation will be amended in the form set forth in Appendix C attached hereto and incorporated herein by reference, to provide for an increase in the number of authorized shares of Class A Stock from 330,000,000 to 10,330,000, an increase in the number of authorized shares of Preferred Stock from 5,000,000 to 1,005,000,000, and a corresponding increase to the number of authorized shares of capital stock from 500,000,000 to 11,500,000,000.
The Preferred Stock Amendment, if approved and adopted by our stockholders, would become effective upon the filing of the certificate of amendment with the Secretary of State of the State of Delaware, in the form of (i) Appendix B hereto, if the Common Stock Amendment is not also approved or (ii) Appendix C hereto, if the Common Stock Amendment is also approved, or at the later time set forth in the applicable certificate of amendment. The Board reserves the right, notwithstanding stockholder approval and without further action by stockholders, to abandon and elect not to proceed with the Preferred Stock Amendment if the Board determines that the Preferred Stock Amendment is no longer in our best interests and the best interests of our stockholders.
If our stockholders approve and adopt the Preferred Stock Amendment, but not the Common Stock Amendment, subject to the discretion of the Board, we intend to file a certificate of amendment in the form attached as Appendix B hereto to our Second Restated Certificate of Incorporation with the Secretary of State of the State of Delaware as soon as practicable after the Special Meeting. If our stockholders approve and adopt both the Common Stock Amendment and the Preferred Stock Amendment, subject to the discretion of the Board, we intend to file a certificate of amendment in the form attached hereto as Appendix C to our Second Restated Certificate of Incorporation with the Secretary of State of the State of Delaware as soon as practicable after the Special Meeting.
Reasons for the Proposed Increase
To date, we have not issued shares of our Preferred Stock. We are seeking stockholder approval to increase the number of authorized shares of Preferred Stock so that we may expand the types of securities we offer into the market, to execute on our business strategy, including as part of our 21/21 plan, and/or engage in other strategic activities without using cash or Class A Stock.
We do not currently have any specific plans, proposals or arrangements, written or oral, to issue any of the proposed additional authorized shares of Preferred Stock. Unless required by applicable law or stock exchange rules, no further vote of the holders of Common Stock will be required with respect to the issuance of shares of Preferred Stock for any such transaction.

Board Right to Designate Rights and Preferences of Preferred Shares
Under our Second Restated Certificate of Incorporation, we are authorized to issue “blank check” preferred stock, which may be issued in one or more series upon authorization of the Board. The Preferred Stock that would be authorized by the Preferred Stock Amendment also would be “blank check” preferred stock. The Board is authorized to fix the designations, powers, preferences and the relative, participating, optional or other special rights and any qualifications, limitations and restrictions of the shares of each series of Preferred Stock. The authorized shares of our Preferred Stock are available for issuance without further action by our stockholders, unless such action is required by applicable law or the rules of any stock exchange on which our securities may be listed. If the approval of our stockholders is not required for the issuance of shares of our Preferred Stock, the Board may determine not to seek stockholder approval.
Under our Second Restated Certificate of Incorporation, our Preferred Stock has par value $0.001 per share. The Preferred Stock Amendment does not change the par value of the preferred stock.
Possible Anti-Takeover Effects
A series of Preferred Stock could, depending on the terms of such series, impede the completion of a merger, tender offer or other takeover attempt. The Board will make any determination to issue Preferred Stock based upon its judgment as to the best interests of our stockholders. The Board, in so acting, could issue Preferred Stock having terms that could discourage an acquisition attempt through which an acquirer may be able to change the composition of the Board, including a tender offer or other transaction that some, or a majority, of our stockholders might believe to be in their best interests or in which stockholders might receive a premium for their stock over the then-current market price of the stock.
Specifically, if in the due exercise of its fiduciary obligations, the Board were to determine that a takeover proposal was not in our best interest, shares could be issued by the Board without stockholder approval in one or more transactions that might prevent or render more difficult or costly the completion of the takeover by:
•	financing transactions, such as public or private offerings of Preferred Stock;
•	diluting the voting or other rights of the proposed acquirer or insurgent stockholder group;
•	putting a substantial voting bloc in institutional or other hands that might undertake to support the incumbent Board; or
•	effecting an acquisition that might complicate or preclude the takeover.
The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, nor is this proposal being presented with the intent that it be used to prevent or discourage any acquisition attempt. However, nothing would prevent the Board from taking any such actions that it deems to be consistent with its fiduciary duties.
Potential Effects of the Proposed Increase
Our stockholders have no preemptive rights to acquire shares of Preferred Stock, which means that current stockholders do not have a right to purchase any new issuances of shares of Preferred Stock in order to maintain their proportionate ownership interest in the Company. Stockholders should recognize that, as a result of this proposal, they will own a smaller percentage of shares relative to the total authorized shares of the Company than they presently own.
Any issuance of Preferred Stock (either from the currently authorized but unissued pool of Preferred Stock or from any additional Preferred Stock authorized by our stockholders pursuant to this proposal), may, among other things, have a dilutive effect on earnings per share and on stockholders’ equity and voting rights. In addition, since the Board is vested with the authority under our Second Restated Certificate of Incorporation to designate the rights and preferences for any series of Preferred Stock (without further stockholder approval) that may be different from, or superior to, the rights of existing holders of Common Stock, the issuance of Preferred Stock could result in a significant reduction in the voting power of the Common Stock they hold, the liquidation value of their holdings, the book and market value of existing shares.

Effectiveness of Preferred Stock Amendment
If the Preferred Stock Amendment is approved and adopted, but the Common Stock Amendment is not, the Preferred Stock Amendment will become effective upon the filing of a certificate of amendment in the form attached hereto as Appendix B to our Second Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. If both the Common Stock Amendment and the Preferred Stock Amendment are adopted, they will become effective upon the filing of a certificate of amendment in the form attached hereto as Appendix C to our Second Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.
Recommendation of the Board

The Board Recommends a Vote “FOR” the approval and adoption of the Amendment to our Second Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Preferred Stock from 5,000,000 to 1,005,000,000.

PROPOSAL 3—APPROVAL AND ADOPTION OF AN AMENDMENT TO THE
MICROSTRATEGY INCORPORATED 2023 EQUITY INCENTIVE PLAN
Introduction
On December 20, 2024, the Board adopted, subject to stockholder approval, the 2024 Plan Amendment, which amends the Current Plan. The Current Plan was originally approved by the Board in April 2023 and by our stockholders in May 2023. We refer to the Current Plan, as amended by the 2024 Plan Amendment, as the Amended Plan.
If the 2024 Plan Amendment is approved by our stockholders, the Current Plan will be amended to provide that, beginning on December 20, 2024, each non-employee director who is newly appointed to the Board shall automatically receive, upon the date of such director’s initial appointment to the Board, equity awards having an aggregate fair value equal to $2,000,000, one-half of which ($1,000,000) will consist of a non-statutory stock option and one-half of which ($1,000,000) will consist of RSUs, with each award vesting annually in equal installments over four years, as described in greater detail below. No other amendments are being made to the Current Plan. Pursuant to the 2024 Plan Amendment, each of Brian Brooks, Jane Dietze and Gregg Winiarski, who were appointed to serve as non-employee directors on December 20, 2024, automatically received such equity awards pursuant to the terms of the Amended Plan (the “Initial Director Grants”), without further action by the Board or the Compensation Committee of the Board (the “Compensation Committee”), which grants are subject to approval by the stockholders of the 2024 Plan Amendment.
If the 2024 Plan Amendment is not approved and adopted by our stockholders, the Initial Director Grants to each of Brian Brooks, Jane Dietze and Gregg Winiarski would terminate; however, the Current Plan will remain in effect and we would expect to continue our practice of granting awards pursuant to the Current Plan and may further consider the need to grant equity awards to non-employee directors in connection with their initial appointment to the Board pursuant to the terms of the Current Plan. If the 2024 Plan Amendment is approved and adopted by our stockholders, because the grants to non-employee directors upon their initial appointment to the Board are self-executing, these grants will be made to future new non-employee directors without further action by the Board, the Compensation Committee or the stockholders. Additionally, given the self-executing nature of the grants to non-employee directors upon their initial appointment to the Board, if a majority of the votes cast to adopt and approve the 2024 Plan Amendment includes a majority of the voting power of the outstanding shares held by disinterested stockholders or satisfies a lower voting standard for ratification as may be interpreted or determined by a court of law with jurisdiction over the matter, such adoption and approval would (i) ratify the Initial Director Grants made to Brian Brooks, Jane Dietze and Gregg Winiarski, which were made subject to stockholder approval of the 2024 Plan Amendment and (ii) serve as a defense against any subsequent challenge to such grants or future grants made pursuant to the 2024 Plan Amendment. Accordingly, stockholders should be aware that by approving and adopting the 2024 Plan Amendment, the ability of stockholders to successfully challenge these grants (or future grants made pursuant to the 2024 Plan Amendment) in the future may be significantly diminished or extinguished.
As used in this proposal, except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations and any other business venture in which the Company has a controlling interest, as determined by the Board. Unless otherwise stated, all share numbers and awards in this proposal have been retroactively adjusted to reflect the Stock Split for all periods presented.
Background
The Board believes that our success depends, in large part, on our ability to maintain a competitive position by attracting, retaining and motivating the best talent in a competitive labor market. This philosophy informs not only our executive compensation program, but also our approach to compensating non-employee directors. In mid-2024, the Board began to consider whether to increase the size of the Board and appoint new directors with relevant skills and experience in capital markets and digital assets who could support the Company’s growing focus on its bitcoin acquisition strategy. The Compensation Committee subsequently engaged Willis Towers Watson (“WTW”) to provide a competitive review of the compensation provided by the Company to its non-employee directors and to assess such compensation against an enterprise software peer group. In addition to the enterprise software peer group, the Compensation Committee also requested that WTW provide, for the Compensation Committee’s reference, non-employee director compensation information for companies in the digital assets industry, other companies with high market capitalizations, and other specified large companies in the technology and financial services industries.

In December 2024, the Board reviewed the analysis and market data prepared by WTW. WTW’s report provided a summary of market practices as requested by the Compensation Committee, but did not contain a recommendation to the Compensation Committee or the Board. With respect to equity compensation for newly appointed directors, WTW’s report suggested that market practice was split between providing additional compensation to non-employee directors upon appointment, and not providing such additional compensation. Among the companies reviewed that provided additional compensation to non-employee directors upon their initial appointment, the grants made upon initial appointment were typically equal in value to the grants made by such companies in connection with annual equity awards to non-employee directors but without any vesting period.
The Board took WTW’s analysis into account in connection with its approval of the 2024 Plan Amendment. In light of the data presented in the analysis, the Board considered whether it would be appropriate to amend the Current Plan to provide for initial equity awards to newly appointed non-employee directors. Based in part on its discussions with director candidates and its analysis of a number of factors unique to the Company (as described below), the Board determined that compensation to newly appointed non-employee directors consistent with the companies included in the WTW analysis would be insufficient to attract qualified candidates to the Company.
After undertaking consideration of these various factors, the Board determined that the Amended Plan should provide for initial equity awards to newly appointed non-employee directors with an aggregate fair value equal to $2,000,0000 on the date of their initial appointment to the Board, with such awards split evenly between stock options and RSUs. In light of the data presented in the analysis, in contrast to the annual equity awards to non-employee directors provided for under the Current Plan, which vest in full after one year, the Board additionally determined that the equity awards to newly appointed non-employee directors would vest annually in equal installments over four years. In determining to adopt the Amended Plan and recommend it for approval and adoption by stockholders, the Board considered a number of important factors unique to the Company in support of awarding non-employee director compensation greater than that awarded by the companies included in the WTW analysis. Specifically, due to the Company’s novel bitcoin acquisition strategy and frequent participation in capital markets transactions, the Company’s directors are expected to:
•	provide a high degree of engagement and responsiveness;
•	possess a high level of experience, qualifications, attributes, and skills; and
•
be capable of evaluating complex equity and debt capital markets transactions in support of the Company’s strategic initiatives and nimbly assessing and changing direction based on variations in, and the unpredictability of, the capital markets.

In addition, the Board considered the significant competition for talent in the Company’s industry. Accordingly, on December 20, 2024, the Board adopted the 2024 Plan Amendment, subject to stockholder approval.

Outstanding equity awards under equity-based compensation plans and arrangements
The following table includes information, as of December 13, 2024, regarding all of our outstanding equity awards under all of our equity-based compensation plans and arrangements under which Class A Stock may be issued. This includes Class A Stock subject to outstanding awards under the Current Plan and under the MicroStrategy Incorporated 2013 Stock Incentive Plan (the “2013 Plan”) and up to 2,603,250 shares of Class A Stock available under the Current Plan for future awards that we may make after December 13, 2024. The table does not include shares issuable under the MicroStrategy Incorporated 2021 Employee Stock Purchase Plan (the “2021 ESPP”) or outstanding equity awards that may only be settled in cash. No additional shares of Class A Stock are being requested pursuant to the 2024 Plan Amendment.

Number of outstanding stock options	4,970,482
Weighted average exercise price of outstanding stock options	$38.55
Weighted average remaining contractual term of outstanding stock options (years)	6.6
Number of outstanding share-settled RSUs and performance-based share units (“PSUs”)(1)	1,849,840
Shares of Class A Stock available under the Current Plan for awards that we may grant after December 13, 2024	2,603,250
Estimated total number of shares of Class A Stock underlying the Initial Director Grants to Brian Brooks, Jane Dietze and Gregg Winiarski	19,362
Estimated total number of shares of Class A Stock available for the grant of new awards under all equity-based compensation plans, assuming stockholder approval of the 2024 Plan Amendment	2,583,918
Number of shares of Class A Stock outstanding	223,892,874

(1)	The amount of PSUs shown is equal to the aggregate number of shares into which the PSUs will convert if maximum performance objectives are met.
As of December 13, 2024, we also have 1,250 outstanding cash-settled restricted stock units, and 3,750 outstanding other stock-based awards, which are also cash-settled. There were no outstanding stock appreciation rights (“SARs”) as of December 13, 2024.
Description of the Amended Plan
The following is a brief summary of the Amended Plan. The following summary is qualified in its entirety by reference to the full text of the Amended Plan, a copy of which is attached to this proxy statement as Appendix D. Please note that the following summary describes the Amended Plan as amended by the 2024 Plan Amendment, as opposed to the Current Plan. The only change between the Current Plan and the Amended Plan is described below under “Initial Grants to Non-Employee Directors.”
Types of Awards
The Amended Plan provides for the grant of incentive stock options intended to qualify as such under Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”), non-statutory stock options, restricted stock, RSUs, SARs, other stock-based awards, and cash-based awards (collectively, “Awards”) as more fully described below.
Shares Available, Share Counting and Limitations
Subject to adjustment in the event of stock splits, stock dividends or similar events (but after retroactive adjustment to reflect the Stock Split), Awards may be made under the Amended Plan (any or all of which Awards may be in the form of incentive stock options) for up to the sum of: (i) 2,000,000 shares of Class A Stock plus (ii) such additional number of shares of Class A Stock (up to 17,327,030 shares) as is equal to the number of shares of Class A Stock reserved for issuance under the 2013 Plan that remained available for grant as of May 23, 2023 (the date our stockholders approved the Current Plan) and the number of shares of Class A Stock subject to awards granted under the 2013 Plan that were outstanding as of May 23, 2023 and which subsequently expire, terminate or are otherwise surrendered, cancelled or forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right, including shares subject to awards granted under the 2013 Plan that are delivered

(either by actual delivery, attestation or net exercise) to the Company by a participant to (x) purchase shares upon the exercise of such award or (y) satisfy tax withholding obligations with respect to such awards, including shares retained from the award creating the tax obligation (subject, in the case of incentive stock options, to any limitations under the Code)).
For purposes of counting the number of shares available for the grant of Awards under the Amended Plan, all shares of Class A Stock covered by a SAR will be counted against the number of shares available for the grant of Awards. If we grant a SAR in tandem with an option for the same number of shares of Class A Stock and provide that only one such Award may be exercised, which we refer to as a tandem SAR, only the shares covered by the option, and not the shares covered by the tandem SAR, will be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Amended Plan.
Shares covered by Awards under the Amended Plan that expire, lapse or are terminated, exchanged for or settled in cash, surrendered or cancelled without having been fully exercised or are forfeited in whole or in part (including as the result of shares subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or that result in any shares not being issued (including as a result of an SAR or an RSU that was settleable either in cash or in stock actually being settled in cash) will again be available for the grant of Awards under the Amended Plan (subject, in the case of incentive stock options, to any limitations under the Code). In the case of the exercise of a SAR, the number of shares counted against the shares available for the grant of Awards will be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle the SAR upon exercise, and the shares covered by a tandem SAR will not again become available for grant upon the expiration or termination of the tandem SAR.
Shares of Class A Stock that are delivered (by actual delivery, attestation, or net exercise) to the Company by a participant to purchase shares of Class A Stock upon exercise of an Award or to satisfy tax withholding obligations (including shares retained from the Award creating the tax obligation) will be added back to the number of shares available for the future grant of Awards under the Amended Plan. SARs and RSUs that may be settled only in cash shall not count against the number of shares that may be granted under the Amended Plan. Shares purchased by the Company on the open market using proceeds from the exercise of an Award will not increase the number of shares available for future grant of Awards.
Initial Grants to Non-Employee Directors
Beginning on December 20, 2024, upon initial appointment to the Board, each non-employee director will automatically be granted Awards with an aggregate fair market value (calculated based on grant date fair value for financial reporting purposes) equal to $2,000,000, one-half of which ($1,000,000) will consist of a non-statutory stock option and one-half of which ($1,000,000) will consist of RSUs. Each such Award will vest with respect to 25% of the shares on each of the first, second, third and fourth anniversaries of the date of grant.
Annual Grants to Non-Employee Directors
On May 31 of each year, each non-employee director who is then serving as a non-employee director as of such date will automatically be granted Awards with an aggregate fair market value (calculated based on grant date fair value for financial reporting purposes) equal to $300,000, one-half of which ($150,000) will consist of a non-statutory stock option and one-half of which ($150,000) will consist of RSUs. Each such Award will vest on the first anniversary of the date of grant.
Incentive Stock Options and Non-statutory Stock Options
Option holders receive the right to purchase a specified number of shares of Class A Stock at a specified exercise price and subject to such other terms and conditions as are specified in connection with the option grant. Options shall be granted at an exercise price not less than 100% of the fair market value of the Class A Stock on the grant date. The Amended Plan permits the following forms of payment of the exercise price of options: (i) payment by cash, check, or in connection with a “cashless exercise” through a broker, which we refer to as exercises for “cash;” (ii) surrender to the Company of shares of Class A Stock; or (iii) any other lawful means. No option award will contain a provision entitling the participant to the automatic grant of additional options in connection with any exercise of the original option, and no option will provide for the payment or accrual of dividend equivalents.

Restricted Stock and Restricted Stock Units
Restricted stock holders receive shares of Class A Stock subject to vesting or forfeiture provisions. RSU holders are granted the right to receive shares of Class A Stock, cash or a combination thereof at the time such Award settles. Restricted stock and RSUs may be granted subject to such restrictions, conditions, and other terms as the Board may determine, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any. Under the Amended Plan, holders of RSUs shall have no voting rights with respect to such Awards unless and until the shares of Class A Stock with respect to which the RSUs were granted are issued upon vesting and settlement of the RSUs. Any dividends (whether paid in cash, stock, or property) declared and paid by the Company with respect to shares of restricted stock shall be paid to the holder only if such shares become free from the restrictions on transferability and forfeitability that apply to such shares. The Award agreement for RSUs may provide holders with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Class A Stock, and such dividend equivalents will be subject to the same restrictions on transfer and forfeitability as the RSUs.
Stock Appreciation Rights
SAR holders receive the right to acquire the number of shares of Class A Stock (or cash or a combination of cash and shares) determined by reference to appreciation from and after the grant date, in the fair market value of a share of Class A Stock over a predetermined measurement price. SARs shall be granted at a measurement price not less than 100% of the fair market value of the Class A Stock on the grant date. No SAR award will contain any provision entitling the participant to the automatic grant of additional SARs in connection with any exercise of the original SAR, and no SAR will provide for the payment or accrual of dividend equivalents.
Other Stock-Based Awards and Cash-Based Awards
Other Awards with respect to shares of Class A Stock under the Amended Plan may be paid in shares of Class A Stock or cash, as the Board shall determine. The Company may also grant Awards denominated in cash rather than shares. The Board shall determine the applicable terms and conditions of any such other stock-based or cash-based award. Other stock-based awards may provide participants with the right to receive dividend equivalents, which may be settled in cash and/or shares and which will be subject to the same restrictions on transfer and forfeitability as the other stock-based award with respect to which the dividend equivalent is paid.
Performance Awards
Any type of Award granted under the Amended Plan may be granted subject to the achievement of specified performance goals. The Board may specify that the degree of granting, vesting and/or payout of any Award subject to performance-based vesting conditions will be subject to the achievement of one or more of the following performance measures established by the Board, which may be based on the relative or absolute attainment of specified levels of one or any combination of the following measures (and which may be determined pursuant to generally accepted accounting principles (“GAAP”), or on a non-GAAP basis, as determined by the Board): net income, earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or taxes, sales, sales growth, earnings growth, cash flow or cash position, gross margins, stock price, market share, return on sales, assets, equity or investment, improvement of financial ratings, achievement of balance sheet or income statement objectives, total stockholder return or any other metric determined by the Board. These goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The Board may specify that such performance measures will be adjusted to exclude any one or more of (i) extraordinary items; (ii) gains or losses on the dispositions of discontinued operations; (iii) the cumulative effects of changes in accounting principles; (iv) the write-down of any asset; (v) fluctuation in foreign currency exchange rates; (vi) charges for restructuring and rationalization programs; (vii) non-cash, mark-to-market adjustments on derivative instruments; (viii) amortization of purchased intangibles; (ix) the net impact of tax rate changes; (x) non-cash asset impairment charges; and (xi) any other factors as the Board may determine. Such performance measures: (A) may vary by participant and may be different for different Awards; (B) may be particular to a participant or the department, branch, line of business, subsidiary or other unit in which the participant works; and (C) may cover such period as may be specified by the Board. The Board may make equitable adjustments to the performance goals to account for unusual or non-recurring events affecting the Company or the financial results of the Company, in response to changes in applicable laws or regulations or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles. The Board may also adjust the cash or number of shares of Class A Stock payable pursuant to such performance award, and the Board may, at any time, waive the achievement of the applicable performance measures.
Transferability of Awards
Awards may not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option, pursuant to a qualified domestic relations order; provided that, except with respect to Awards subject to Section 409A and incentive stock options, the Board may permit or provide in an Award for the gratuitous transfer of the Award by a participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”) for the registration of the sale of the Class A Stock subject to such Award to such proposed transferee. During the life of the participant, Awards are exercisable only by the participant or a permitted transferee.
Eligibility to Receive Awards
Employees, officers, directors, consultants, and advisors (as the terms consultants and advisors are defined and interpreted for purposes of Form S-8 under the Securities Act or any successor form) of the Company may be granted Awards under the Amended Plan. As of December 20, 2024, approximately 1,555 persons were eligible to receive Awards under the Amended Plan, including four named executive officers who are current employees, 1,541 employees (excluding named executive officers), seven non-employee directors, and 3 consultants and advisors.
Administration
The Board administers the Amended Plan, and has the authority to adopt, amend, and repeal the administrative rules, guidelines, and practices relating to the Amended Plan and to interpret its provisions. Pursuant to the terms of the Amended Plan, the Board may delegate authority under the Amended Plan to one or more committees or subcommittees of the Board. Subject to any requirements of applicable law, the Board may, by resolution, delegate to one or more persons (including officers of the Company) or bodies the power to grant Awards (subject to any limitations under the Amended Plan) to persons eligible to be plan participants and to exercise such other powers under the Amended Plan as the Board may determine, provided that the Board will fix: (i) the maximum number of Awards, and the maximum number of shares issuable upon exercise thereof, that may be granted by such delegates, (ii) the time period during which such Awards may be granted, (iii) the time period during which the shares issuable upon exercise or vesting of such Awards may be issued, and (iv) the minimum amount of consideration (if any) for which such Awards may be issued, and a minimum amount of consideration for the shares issuable upon exercise thereof. However, no such delegate will be authorized to grant Awards to itself or to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1(f) under the Exchange Act). Awards to non-employee directors will be granted and administered by a committee or subcommittee of the Board, all of the members of which are independent directors as defined by Section 5605(a)(2) of the Nasdaq Marketplace Rules, or the rules and regulations of such other national securities exchange on which the Company then maintains its primary listing, as applicable.
The Board has authorized the Compensation Committee to administer certain aspects of the Amended Plan, including the grant of Awards under the Amended Plan, but excluding the right to amend the Amended Plan unless specifically delegated the right to do so by the Board.
The Board determines the effect of a holder’s disability, death, termination or other cessation of employment, authorized leave of absence, or other change in employment status on such holder’s Award(s).
Acceleration
The Board may, at any time, provide that any Award becomes immediately exercisable in whole or in part, free of some or all restrictions or conditions, or otherwise realizable in whole or in part.

Limitation on Repricing
Unless approved by our stockholders and except for permissible adjustments such as stock splits or reorganization events, the Company may not (i) amend any outstanding option or SAR granted under the Amended Plan to provide an exercise or measurement price that is lower than the then-current exercise or measurement price of such option or SAR, (ii) cancel any outstanding option or SAR (whether or not granted under the Amended Plan) and grant in substitution for that option or SAR any new Awards under the Amended Plan (other than substitute awards granted in connection with a merger with another entity or acquisition of the property or stock of an entity) covering the same or a different number of shares and having an exercise or measurement price lower than the then-current exercise or measurement price of the canceled option or SAR, (iii) cancel in exchange for a cash payment an option or SAR with an exercise or measurement price above the then-current fair market value of the shares, or (iv) take any other action under the Amended Plan that constitutes a repricing under the rules of The Nasdaq Stock Market.
Reorganization Events
The Amended Plan contains provisions addressing the consequences of any reorganization event (as defined in the Amended Plan).
Amendment of Award
Except as otherwise provided under the Amended Plan with respect to repricing outstanding stock options or SARs, the Board may amend, modify or terminate any outstanding Award, provided that the participant’s consent to any such action will be required unless the Board determines that the action, taking into account any related action, does not materially and adversely affect the participant’s rights under the Amended Plan or the change is otherwise permitted under the terms of the Amended Plan in connection with a change in capitalization or reorganization event.
Amendment or Termination
No Awards may be granted under the Amended Plan after the expiration date of the Amended Plan, which is May 23, 2033, but Awards previously granted may extend beyond that date. In addition, no option or SAR may be granted with a term in excess of 10 years. The Board may, at any time, amend, suspend, or terminate the Amended Plan, provided that (i) neither the provisions of the plan requiring stockholder approval of any option or SAR repricing may be amended without stockholder approval; (ii) no amendment that would require stockholder approval under the rules of the national securities exchange on which the Company then maintains its primary listing will be effective unless and until the Company’s stockholders approve such amendment; and (iii) if the national securities exchange on which the Company then maintains its primary listing does not have rules regarding when stockholder approval of amendments to equity compensation plans is required (or if the Class A Stock is not then listed on any national securities exchange), then no amendment to the Amended Plan (A) materially increasing the number of shares authorized under the Amended Plan (other than pursuant the specific terms of the plan), (B) expanding the types of Awards that may be granted under the Amended Plan, or (C) materially expanding the class of participants eligible to participate in the Amended Plan shall be effective until the Company’s stockholders approve such amendment.
Clawback
In accepting an Award under the Amended Plan, the Participant agrees to be bound by any clawback policy that the Company has in effect or may adopt in the future.

Awards Granted and Outstanding under the Current Plan
The following table sets forth information about equity-based awards granted since the adoption of the Current Plan and that remain outstanding on December 20, 2024, to the individuals and groups described in the below table.

Name and Position	Number of Shares Subject to Options	Number of Shares Subject to RSUs	Number of Shares Subject to PSUs(1)
Michael J. Saylor Executive Chairman	0	0	0
Phong Q. Le Chief Executive Officer	26,730	65,040	228,000
Kevin L. Adkisson Former Chief Revenue Officer	0	0	0
Andrew Kang Chief Financial Officer	59,040	34,080	81,440
W. Ming Shao Executive Vice President, General Counsel & Secretary	5,730	31,470	69,300
Current executive officers as a group (4 persons)	91,500	130,590	378,740
Non-executive directors as a group (7 persons)	28,390	3,920	0
Non-executive officer employees as a group (1,027 persons as of December 20, 2024)	238,210	754,382	235,138

(1)
The amount of PSUs shown is equal to the aggregate number of shares into which the PSUs will convert if maximum performance objectives are met.
New Plan Benefits
Other than initial and annual awards made to our non-employee directors, the granting of awards under the Amended Plan is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group, other than as set forth below.

Name and Position	Number of Shares Subject to Options	Dollar Value of Options ($)	Number of Shares Subject to RSUs	Dollar Value of RSUs ($)
Michael J. Saylor Executive Chairman(1)	0	0	0	0
Phong Q. Le Chief Executive Officer(1)	0	0	0	0
Kevin L. Adkisson Former Chief Revenue Officer	0	0	0	0
Andrew Kang Chief Financial Officer(1)	0	0	0	0
W. Ming Shao Executive Vice President, General Counsel & Secretary(1)	0	0	0	0
Current executive officers as a group (4 persons)	0	0	0	0
Non-executive directors as a group (7 persons)(2)	11,127	$3,000,000	8,235	$3,000,000
Non-executive officer employees as a group (1,541 persons as of December 20, 2024)(1)	0	0	0	0

(1)
The Company may from time-to-time grant awards to these individuals in the future under the Amended Plan, but the granting of awards under the Amended Plan to such individuals is discretionary, and we cannot now determine the number or type of awards to be granted in the future.

(2)	Represents the Initial Director Grants to Brian Brooks, Jane Dietze and Gregg Winiarski pursuant to the Amended Plan. Excludes (i) annual awards to non-employee directors pursuant to the Amended Plan, as no changes are being made to the criteria used to determine such annual awards as set forth in the Current Plan, (ii) awards that the non-employee directors will be entitled to receive for subsequent years following 2024 and (iii) any discretionary awards that any non-employee director may be awarded under the Amended Plan.
On December 20, 2024, the closing sale price of the Class A Stock on The Nasdaq Global Select Market was $364.20 per share.
Information Regarding Overhang and Dilution
While the 2024 Plan Amendment does not include an increase in the number of shares available for issuance under the Current Plan, in approving the 2024 Plan Amendment and analyzing the impact of utilizing equity as a means of compensation on our stockholders, we considered both our “overhang” and our “burn rate.”
Overhang is a measure of potential dilution. As used here, and as considered by the Board, “equity overhang” means the total number of shares of Class A Stock subject to outstanding stock-settled stock options, RSUs, and PSUs, plus the total number of shares of Class A Stock available for grant under the Current Plan, as a percentage of (i) the total number of shares of Class A Stock subject to outstanding stock-settled stock options, RSUs, and PSUs plus the total number of shares of Class A Stock available for grant under the Current Plan, plus (ii) the total number of shares outstanding of our Class A Stock and Class B Stock. For purposes of this calculation, we counted the number of equity awards subject to any performance-based achievement based on the maximum number of shares of our Class A Stock issuable under such awards. As of December 13, 2024, there were 6,820,322 shares underlying all equity awards outstanding, 2,603,250 shares available under the Current Plan for future awards after December 13, 2024, 223,892,874 shares of Class A Stock outstanding, and 19,640,250 shares of Class B Stock outstanding. Accordingly, our overhang at December 13, 2024 was 3.7%.
Burn rate provides a measure of the potential dilutive impact of our equity award program. As used here, “burn rate” means shares subject to awards granted during a fiscal year less terminations of awards during that fiscal year, together as a percentage of total shares of our Class A Stock and Class B Stock outstanding. Set forth below is a table that reflects our burn rate for the 2024 (as of December 13, 2024), 2023, and 2022 calendar years, as well as an average over those years.

Calendar Year	Awards Granted, Net of Terminations (#)(1)	Total Shares of Class A and Class B Common Stock Outstanding (#)	Burn Rate(2)
2024	(92,260)	243,533,124	0.0%
2023	(1,304.640)	168,681,250	(0.8)%
2022	4,629,320	115,487,570	4.0%
Three-Year Average	1,077,473	175,900,648	1.1%

(1)	Awards granted, net of terminations, subject to any performance-based achievement are included at the maximum number of shares issuable under such awards.
(2)
For purposes of this calculation, for each year, we counted the number of equity awards subject to any performance-based achievement based on the maximum number of shares of our Class A Stock issuable under such awards.

The Board and Compensation Committee continue to evaluate our needs and may propose additional grants under, and may consider amendments to increase the number of shares authorized for issuance under, the Amended Plan in the future.
Equity Compensation Plan Information
The following table provides information as of December 31, 2024, as estimated by the Company on December 20, 2024, about our Class A Stock authorized for issuance under the 2013 Plan, the Current Plan and the 2021 ESPP, which were our only equity compensation plans expected to be in effect as of December 31, 2024. The table does not reflect the issuance of the Initial Director Grants to Brian Brooks, Jane Dietze and Gregg Winiarski, which are subject to stockholder approval and adoption of the 2024 Plan Amendment.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (#)	Weighted average exercise price of outstanding options, warrants, and rights ($/Sh)	Number of securities remaining available for future issuance under equity compensation plans (#)
Equity compensation plans approved by stockholders	6,813,332	$38.56(1)	3,105,682(2)
Equity compensation plans not approved by stockholders	—	—	—
Total	6,813,332	$38.56(1)	3,105,682(2)

(1)
Represents the weighted-average exercise price of 4,963,522 options, 1,235,932 RSUs, and 613,878 PSUs (which is the maximum shares issuable upon vesting of the 306,939 PSUs granted under the Current Plan) issued under the 2013 Plan and the Current Plan. The weighted-average exercise price of the options is $38.56. The RSUs and PSUs do not have an exercise price.

(2)
Consists of 2,603,280 shares remaining available for issuance under the Current Plan and 502,402 shares remaining available for issuance under the 2021 ESPP. This number excludes shares that are issuable at the end of the ongoing ESPP purchase period, which began on September 1, 2024, and ends on February 28, 2025. Shares available for issuance under the Current Plan may be issued pursuant to options, stock appreciation rights, restricted stock, RSUs, PSUs and other stock-based awards.

A description of the material terms of the 2021 ESPP, which was adopted by the Board in 2021, is included in Note 11 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
Federal Tax Consequences
The following is a summary of the United States federal income and employment tax consequences that generally will arise with respect to Awards granted under the Amended Plan and with respect to the sale of shares of Class A Stock acquired under the Amended Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below. In addition, this summary assumes that all Awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation.
Incentive Stock Options
In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Also, except as described below, a participant will not recognize income upon exercise of an incentive stock option if the participant has been employed by the Company or a 50% or more-owned corporate subsidiary at all times beginning with the grant date and ending three months before the date the participant exercises the option. Thus, income tax withholding, Federal Insurance Contributions Act (“FICA”) taxes (i.e., Social Security taxes up to applicable annual wage base and Medicare taxes), and, if the participant’s income exceeds certain thresholds, the additional Medicare tax and the net investment income tax will not apply at the time of exercise. However, if at exercise, the participant has not been so employed during that time, the tax consequence will be the same as for “Non-statutory Stock Options” described below.
Otherwise with respect to incentive stock options, a participant will recognize taxable income upon the sale of Class A Stock acquired through the exercise of the option (“ISO Stock”). However, such income is generally not subject to income tax withholding and employment taxes, including FICA taxes and the additional Medicare tax (if applicable). The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.
Generally, the tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock at the time it is sold. If the participant sells ISO Stock after having owned it for more than two years from the grant date and one year from the exercise date of the option, then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price. In addition to income tax, the participant may be subject to the net investment income tax on the amount of the capital gain if the participant’s income exceeds certain thresholds.
If the participant sells ISO Stock for more than the exercise price prior to having owned it for more than two years from the grant date and one year from the exercise date (a “Disqualifying Disposition”), then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. The portion of the gain treated as ordinary compensation income is based on the excess of the fair market value on the exercise date over the exercise price. No portion of the ordinary compensation income is subject to income tax withholding (although it is subject to income tax), FICA taxes, the additional Medicare tax, or the net investment income tax. The capital gain portion will be treated as long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale. In addition to income tax, the portion of the recognized gain that is treated as a capital gain may be subject to the net investment income tax, if the participant’s income exceeds certain thresholds.
If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss in an amount equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of sale.
Non-statutory Stock Options
As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a non-statutory stock option. Unlike the case of an incentive stock option, however, a participant who exercises a non-statutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Class A Stock acquired through the exercise of the option (“NSO Stock”) on the exercise date over the exercise price. In addition to income tax withholding, the ordinary compensation income is generally subject to FICA taxes, including, if the participant’s income exceeds certain thresholds, the additional Medicare tax.
With respect to any NSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the NSO Stock and the participant’s tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale. In addition to income tax, any capital gain recognized may be subject to the net investment income tax, if the participant’s income exceeds certain thresholds.
Restricted Stock
A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes, including FICA taxes, and, if applicable, the additional Medicare tax. The participant may elect, pursuant to Section 83(b) of the Code, to accelerate the ordinary income tax event to the date the award is granted to the participant by filing an election with the Internal Revenue Service no later than 30 days after the date the award is granted. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss, with the gain or loss being long-term if the participant held the shares for more than one year after vesting (if participant did not make an 83(b) election) or grant (if participant made an 83(b) election) and otherwise will be short-term. In addition to income tax, any capital gain recognized may be subject to the net investment income tax, if the participant’s income exceeds certain thresholds.
Restricted Stock Units
There are no immediate tax consequences of receiving an Award of RSUs. A participant is not permitted to make a Section 83(b) election with respect to an Award of RSUs. A participant who is awarded RSUs will be deemed to have wages subject to FICA taxes, including the additional Medicare tax (if applicable), based on the value of the RSUs at the end of the applicable vesting period. For income tax and income tax withholding purposes, a participant who is awarded RSUs will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant (or the cash paid in settlement of the RSUs in lieu of shares) on the settlement date elected by the Compensation Committee or a participant. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss, with the gain or loss being long-term if the participant held the shares for more than one year after receipt and otherwise being short-term. In addition to income tax, any capital gain recognized may be subject to the net investment income tax, if the participant’s income exceeds certain thresholds. A cash payment in lieu of shares would be treated as ordinary compensation income.
Stock Appreciation Rights
In general, no taxable income is reportable when a SAR is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the fair market value of any shares of Class A Stock received. If the participant is an employee, such ordinary income is generally subject to withholding of income taxes and FICA taxes, including the additional Medicare tax (if applicable). Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss, with the gain or loss being long-term if the participant held the shares for more than one year after receipt and otherwise being short-term. In addition to income tax, any capital gain recognized may be subject to the net investment income tax, if the participant’s income exceeds certain thresholds.
Other Stock-Based / Cash-Based Awards
The tax consequences associated with any other stock-based award or other cash-based award granted under the Amended Plan will vary depending on the specific terms of such Award. Among the relevant factors are whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the Award, and the participant’s holding period and tax basis for the Award or underlying Class A Stock.
Tax Consequences to the Company
In general, when a participant recognizes ordinary income from the exercise of non-statutory stock options, restricted stock, RSUs, SARs, or other stock-based awards, the Company is liable for Federal Unemployment Tax Act taxes and the employer’s share of FICA taxes on the ordinary income recognized. There will be no other tax consequences to the Company except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m).
Certain Interests of Executive Officers and Directors
In considering the recommendation of the Board with respect to the Amended Plan, stockholders should be aware that members of the Board and our executive officers are eligible to receive Awards under the Amended Plan and, accordingly, may from time to time have interests that present them with conflicts of interest in connection with this proposal to approve the Amended Plan. For example, each of the Company’s non-employee directors is entitled under the Current Plan to receive automatic annual stock option and RSU grants with respect to shares of Class A Stock with an aggregate grant date fair value equal to $300,000, and will continue to be entitled to receive such automatic annual stock option and RSU grants under the Amended Plan. Further, under the Amended Plan each of Brian Brooks, Jane Dietze and Gregg Winiarski automatically received equity awards, effective December 20, 2024, having an aggregate fair value equal to $2,000,000, one-half of which ($1,000,000) consist of a non-statutory stock option and one-half of which ($1,000,000) consist of RSUs, vesting annually in equal installments over four years, which awards are subject to the approval and adoption of the 2024 Plan Amendment by stockholders. However, even if the 2024 Plan Amendment is not approved by stockholders, the Current Plan will remain in effect and under the Current Plan, the Board or Compensation Committee is permitted to make discretionary equity grants to executive officers and members of the Board, subject to the terms of the Current Plan.
The Board believes that approval of the 2024 Plan Amendment will advance the interests of the Company and its stockholders by enabling the Company to identify and recruit qualified candidates to join its Board, and to encourage them to make significant contributions to the long-term success of the Company.
Recommendation of the Board

The Board Recommends a Vote “FOR” the Approval and Adoption of an Amendment to the MicroStrategy Incorporated 2023 Equity Incentive Plan.

PROPOSAL 4 - ADJOURNMENT OF THE SPECIAL MEETING
Background
We are asking you to approve one or more proposals to adjourn the Special Meeting if necessary to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposals 1, 2 and/or 3.
If the Company’s stockholders approve Proposal 4, we could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously provided proxies to vote against the approval of Proposal 1, Proposal 2 and/or Proposal 3 (other than in respect of any proposal for which the vote has been taken and the polls have been closed at the Special Meeting). Among other things, approval of Proposal 4 could mean that, even if we had received proxies representing a sufficient number of votes against Proposal 1, Proposal 2 and/or Proposal 3 such that such proposal(s) would be defeated, we could adjourn the Special Meeting without a vote on such proposal(s) and seek to convince the holders of those shares of Common Stock to change their votes to votes in favor of any such proposal(s).
Under our Amended and Restated By-Laws, if a quorum is not present, the holders of a majority of the voting power of Common Stock at the Special Meeting present and entitled to vote at the meeting may adjourn the Special Meeting, and this Proposal 4 would not be brought before the Special Meeting. Additionally, under our Amended and Restated By-Laws, the Special Meeting may be adjourned by order of the chairman of the meeting and without a vote of the stockholders.
Recommendation of the Board

The Board Recommends a Vote “FOR” the approval of one or more proposals to adjourn the Special Meeting if necessary to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal 1, Proposal 2 and/or Proposal 3

OTHER MATTERS
No other matters will be brought before the Special Meeting. However, if any other matters are properly presented at the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote or otherwise act in accordance with their judgment on such matters.
Costs of Solicitation
All costs of solicitation of proxies will be borne by us. In addition to solicitations by mail, our directors, officers, and employees, without additional remuneration, may solicit proxies by telephone and personal interviews, and we reserve the right to retain outside agencies for the purpose of soliciting proxies. Brokers, custodians, and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names and, as required by law, we will reimburse them for their out-of-pocket expenses in this regard.
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for the special meeting materials with respect to two or more stockholders sharing the same address by delivering a single copy of the special meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” is intended to provide extra convenience for stockholders and cost savings for companies.
A number of brokers, financial institutions, and other nominees with account holders who are our stockholders will be householding our proxy materials. Under this practice, a single copy of the special meeting materials will be delivered to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Once you have received notice from us (if you are a stockholder of record) or from your broker, financial institution, or other nominee (if you are a beneficial owner) that we or they will be householding communications to your address, householding will continue until you are notified otherwise or until we receive contrary instructions from you or the other stockholder(s) you share an address with. If, at any time, you no longer wish to participate in householding and would prefer to receive the special meeting materials or if you currently receive multiple copies and would like to request householding of your communications, please notify us or your broker, financial institution, or other nominee. You can submit your written request to us at MicroStrategy Incorporated, located at 1850 Towers Crescent Plaza, Tysons Corner, Virginia 22182, Attention: Investor Relations, or by calling 703-848-8600. We will promptly deliver, upon oral or written request, a separate copy of the special meeting materials to a stockholder at a shared address to which a single copy of the documents was delivered.
Stockholder Proposals for 2025 Annual Meeting of Stockholders
Proposals of stockholders intended to be presented at the 2025 Annual Meeting of Stockholders, including director nominations described under the caption “Corporate Governance and the Board of Directors and its Committees-Director Candidates” to our Definitive Proxy Statement filed with the SEC on April 12, 2024, were required to be received by us at our principal offices at MicroStrategy Incorporated, 1850 Towers Crescent Plaza, Tysons Corner, Virginia 22182, Attention: General Counsel, by December 13, 2024 for inclusion in the proxy materials for the 2025 Annual Meeting of Stockholders.
If a stockholder wishes to present a proposal before the 2025 Annual Meeting of Stockholders, but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, such stockholder must also give written notice to the General Counsel of the Company at the address noted above. The General Counsel must receive such notice by February 26, 2025 and, if a stockholder fails to provide such timely notice of a proposal to be presented at the 2025 Annual Meeting of Stockholders, the proxies designated by the Board will have discretionary authority to vote on any such proposal.
In addition to the above, a stockholder intending to solicit proxies in support of director nominees other than the Company’s nominees in connection with the 2025 Annual Meeting of Stockholders must comply with the additional requirements of Rule 14a-19 under the Exchange Act, including sending notice, no later than March 24, 2025, setting forth the information required by Rule 14a-19(b) to the Company at the address set forth above.
By Order of the Board of Directors,
W. Ming Shao
Executive Vice President, General Counsel and Secretary

[   ], 2025
The Board hopes that stockholders will attend the Special Meeting. Whether or not you plan to attend, to help ensure representation of your shares at the Special Meeting, you are urged to submit your proxy or voting instructions over the telephone or on the Internet or, if you received a printed copy of the proxy materials, by completing, signing, dating, and returning your proxy card or voting instruction form. Submitting voting instructions or a proxy card will not prevent you from attending the Special Meeting and voting online during the
Special Meeting.

APPENDIX A
CERTIFICATE OF AMENDMENT
TO
SECOND RESTATED CERTIFICATE OF INCORPORATION
OF
MICROSTRATEGY INCORPORATED

Pursuant to Section 242 of the
General Corporation Law of the State of Delaware
MicroStrategy Incorporated (hereinafter called the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:
FIRST: A resolution was duly adopted by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth an amendment to the Second Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved and adopted said proposed amendment at a meeting of stockholders in accordance with Section 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:
RESOLVED: That Article Four of the Second Restated Certificate of Incorporation of the Corporation be and hereby is deleted in its entirety and the following is inserted in lieu thereof:
“ARTICLE FOUR
CAPITAL STRUCTURE
The total number of shares of capital stock which the corporation shall have the authority to issue is 10,500,000,000 shares, consisting of three classes of capital stock:
(a)	10,330,000,000 shares of Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”);
(b)
165,000,000 shares of Class B Common Stock, par value $0.001 per share (the “Class B Common Stock”) (the Class A Common Stock and the Class B Common Stock are collectively referred to as the “Common Stock”); and

(c)	5,000,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).”
***
A-1

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this      day of     , 2025.

MICROSTRATEGY INCORPORATED

By:
Name:
Title:

A-2

APPENDIX B
CERTIFICATE OF AMENDMENT
TO
SECOND RESTATED CERTIFICATE OF INCORPORATION
OF
MICROSTRATEGY INCORPORATED
Pursuant to Section 242 of the
General Corporation Law of the State of Delaware
MicroStrategy Incorporated (hereinafter called the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:
FIRST: A resolution was duly adopted by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth an amendment to the Second Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved and adopted said proposed amendment at a meeting of stockholders in accordance with Section 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:
RESOLVED: That Article Four of the Second Restated Certificate of Incorporation of the Corporation be and hereby is deleted in its entirety and the following is inserted in lieu thereof:
“ARTICLE FOUR
CAPITAL STRUCTURE
The total number of shares of capital stock which the corporation shall have the authority to issue is 1,500,000,000 shares, consisting of three classes of capital stock:
(a)	330,000,000 shares of Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”);
(b)
165,000,000 shares of Class B Common Stock, par value $0.001 per share (the “Class B Common Stock”) (the Class A Common Stock and the Class B Common Stock are collectively referred to as the “Common Stock”); and

(c)	1,005,000,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).”
***
B-1

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this      day of     , 2025.

MICROSTRATEGY INCORPORATED

By:
Name:
Title:

B-2

APPENDIX C
CERTIFICATE OF AMENDMENT
TO
SECOND RESTATED CERTIFICATE OF INCORPORATION
OF
MICROSTRATEGY INCORPORATED
Pursuant to Section 242 of the
General Corporation Law of the State of Delaware
MicroStrategy Incorporated (hereinafter called the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:
FIRST: A resolution was duly adopted by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth an amendment to the Second Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The stockholders of the Corporation duly approved and adopted said proposed amendment at a meeting of stockholders in accordance with Section 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:
RESOLVED: That Article Four of the Second Restated Certificate of Incorporation of the Corporation be and hereby is deleted in its entirety and the following is inserted in lieu thereof:
“ARTICLE FOUR
CAPITAL STRUCTURE
The total number of shares of capital stock which the corporation shall have the authority to issue is 11,500,000,000 shares, consisting of three classes of capital stock:
(a)	10,330,000,000 shares of Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”);
(b)
165,000,000 shares of Class B Common Stock, par value $0.001 per share (the “Class B Common Stock”) (the Class A Common Stock and the Class B Common Stock are collectively referred to as the “Common Stock”); and

(c)	1,005,000,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).”
***
C-1

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this      day of     , 2025.

MICROSTRATEGY INCORPORATED

By:
Name:
Title:

C-2

APPENDIX D
MICROSTRATEGY INCORPORATED

AMENDMENT NO. 1 TO 2023 EQUITY INCENTIVE PLAN
Pursuant to Section 12(d) of the 2023 Equity Incentive Plan (the “Plan”) of MicroStrategy Incorporated (the “Company”), the Plan is hereby amended as follows:
1. Section 4(c) of the Plan is amended to read in its entirety as follows:
(c) Awards to Outside Directors.
(i) Annual Grant. Beginning in 2023, on May 31 of each year, each Outside Director who is then serving as an Outside Director (as defined in Section 4(c)(vii)) as of such date shall automatically be granted (without further action by the Board or any committee thereof) Awards having an aggregate fair value (calculated based on grant date fair value for financial reporting purposes) equal to $300,000, with half of such Awards ($150,000 in fair value) being granted in the form of Nonstatutory Stock Options and half of such Awards ($150,000 in fair value) being granted in the form of RSUs (such Awards, together, the “Annual Grant”).
(ii) Terms of Annual Grant. Options granted pursuant to Section 4(c)(i) shall (i) have an exercise price equal to the Grant Date Fair Market Value of the Common Stock (as defined below); (ii) become exercisable as to 100% of the shares subject to such Option on the first anniversary of the date of grant; (iii) unless earlier terminated, expire at 5:00 p.m., Eastern Time, on the tenth anniversary of the date of grant; and (iv) otherwise be on and subject to such other terms and conditions as are set forth in the Option agreement with respect to such grant and as the Board may determine. RSUs granted pursuant to Section 4(c)(i) shall vest and be settled as to 100% of the shares subject to such RSU on the first anniversary of the date of grant and otherwise be on and subject to such other terms and conditions as are set forth in the RSU agreement with respect to such grant and as the Board may determine.
(iii) Initial Grant. Beginning on December 20, 2024, each Outside Director who is newly appointed to the Board, upon the date of such Outside Director’s initial appointment to the Board, shall automatically be granted (without further action by the Board or any committee thereof) Awards having an aggregate fair value (calculated based on grant date fair value for financial reporting purposes) equal to $2,000,000, with half of such Awards ($1,000,000 in fair value) being granted in the form of Nonstatutory Stock Options and half of such Awards ($1,000,000 in fair value) being granted in the form of RSUs (such Awards, together, the “Initial Grant”).
(iv) Terms of Initial Grant. Options granted pursuant to Section 4(c)(iii) shall (i) have an exercise price equal to the Grant Date Fair Market Value of the Common Stock; (ii) become exercisable as to 25% of the shares subject to such Option on each of the first, second, third and fourth anniversaries of the date of grant; (iii) unless earlier terminated, expire at 5:00 p.m., Eastern Time, on the tenth anniversary of the date of grant; and (iv) otherwise be on and subject to such other terms and conditions as are set forth in the Option agreement with respect to such grant and as the Board may determine. RSUs granted pursuant to Section 4(c)(iii) shall vest and be settled as to 25% of the shares subject to such RSU on each of the first, second, third and fourth anniversaries of the date of grant and otherwise be on and subject to such other terms and conditions as are set forth in the RSU agreement with respect to such grant and as the Board may determine.
(v) Limitations. Notwithstanding Sections 4(c)(i) and 4(c)(iii), in the event that the number of shares of Common Stock prescribed by Section 4(a)(i) is not sufficient to cover the Awards granted pursuant to Sections 4(c)(i) or 4(c)(iii), the remaining shares of Common Stock available for issuance shall be prorated among the Outside Directors entitled to receive either such Awards. Any further grants pursuant to Sections 4(c)(i) or 4(c)(iii) shall then be deferred until such time, if any, as additional shares of Common Stock become available for grant under the Plan, whether pursuant to amendment of the Plan pursuant to Section 12(d) to increase the number of shares available for issuance under the Plan or pursuant to the mechanisms set forth in Section 4(a)(ii)(C) or otherwise.

(vi) Definition. An “Outside Director” shall mean a member of the Board who is not employed by the Company. Payments by the Company to a member of the Board solely in connection with providing services to the Company as a member of the Board shall not be sufficient to constitute “employment” by the Company.
Adopted by the Board of Directors on December 20, 2024

MICROSTRATEGY INCORPORATED

2023 EQUITY INCENTIVE PLAN
1. Purpose
The purpose of this 2023 Equity Incentive Plan (the “Plan”) of MicroStrategy Incorporated, a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).
2. Eligibility
All of the Company’s employees, officers and directors, as well as consultants and advisors to the Company (as the terms consultants and advisors are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), or any successor form) are eligible to be granted Awards (as defined below) under the Plan. Each person who is granted an Award under the Plan is deemed a “Participant.” The Plan provides for the following types of awards, each of which is referred to as an “Award”: Options (as defined in Section 5), SARs (as defined in Section 6), Restricted Stock (as defined in Section 7), RSUs (as defined in Section 7), Other Stock-Based Awards (as defined in Section 8) and Cash-Based Awards (as defined in Section 8). Any type of Award may be granted as a Performance Award under Section 9. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.
3. Administration and Delegation
(a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award. All actions and decisions by the Board with respect to the Plan and any Awards shall be made in the Board’s discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.
(b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the Delegated Persons referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or such Delegated Persons.
(c) Delegation to Delegated Persons. Subject to any requirements of applicable law (including as applicable Sections 152(b) and 157(c) of the General Corporation Law of the State of Delaware), the Board may, by resolution, delegate to one or more persons (including officers of the Company) or bodies (such persons or bodies, the “Delegated Persons”) the power to grant Awards (subject to any limitations under the Plan) to persons eligible to be Participants and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix: (i) the maximum number of Awards, and the maximum number of shares issuable upon exercise thereof, that may be granted by such Delegated Persons, (ii) the time period during which such Awards may be granted, (iii) the time period during which the shares issuable upon exercise or vesting of such Awards may be issued, and (iv) the minimum amount of consideration (if any) for which such Awards may be issued, and a minimum amount of consideration for the shares issuable upon exercise thereof; and provided further, that no Delegated Person shall be authorized to grant Awards to itself; and provided further, that no Delegated Person shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1(f) under the Exchange Act).

(d) Awards to Non-Employee Directors. Awards to non-employee directors will be granted and administered by a Committee, all of the members of which are independent directors as defined by Section 5605(a)(2) of the Nasdaq Marketplace Rules, or the rules and regulations of such other national securities exchange on which the Company then maintains its primary listing, as applicable.
4. Stock Available for Awards
(a) Number of Shares; Share Counting.
(i) Authorized Number of Shares. Subject to adjustment under Section 10, Awards may be made under the Plan (any or all of which Awards may be in the form of Incentive Stock Options, as defined in Section 5(b)) for up to a number of shares of class A common stock, $0.001 par value per share, of the Company (the “Common Stock”), as is equal to the sum of:
(A) 200,000 shares of Common Stock; and
(B) such additional number of shares of Common Stock (up to 1,732,703) as is equal to the sum of (x) the number of shares of Common Stock reserved for issuance under the Company’s 2013 Stock Incentive Plan (the “Existing Plan”) that remain available for grant under the Existing Plan immediately prior to the date that the Plan is approved by the Company’s stockholders (the “Effective Date”) and (y) the number of shares of Common Stock subject to awards granted under the Existing Plan that are outstanding as of the Effective Date and which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (including shares subject to awards granted under the Existing Plan that are delivered (either by actual delivery, attestation or net exercise) to the Company by a Participant after the Effective Date to (i) purchase shares of Common Stock upon the exercise of such award or (ii) satisfy tax withholding obligations with respect to such awards (including shares retained from the award creating the tax obligation) (subject, however, in the case of Incentive Stock Options to any limitations under the Code)).
Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.
(ii) Share Counting. For purposes of counting the number of shares available for the grant of Awards under the Plan under this Section 4(a):
(A) all shares of Common Stock covered by SARs (as defined below) shall be counted against the number of shares available for the grant of Awards under the Plan; provided, however, that (i) SARs that may be settled only in cash shall not be so counted and (ii) if the Company grants an SAR in tandem with an Option for the same number of shares of Common Stock and provides that only one such Award may be exercised (a “Tandem SAR”), only the shares covered by the Option, and not the shares covered by the Tandem SAR, shall be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Plan;
(B) to the extent that an RSU may be settled only in cash, no shares shall be counted against the shares available for the grant of Awards under the Plan;
(C) if any Award (i) expires, lapses or is terminated, exchanged for or settled in cash, surrendered or cancelled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price (as adjusted upon the occurrence of the events described in 10(a) herein) pursuant to a contractual repurchase right) or (ii) results in any Common Stock not being issued (including as a result of an SAR or an RSU that was settleable either in cash or in stock actually being settled in cash), the unused Common Stock covered by such Award shall again be available for the grant of Awards; provided, however, that (1) in the case of Incentive Stock Options, the foregoing shall be subject to any limitations under the Code, (2) in the case of the exercise of an SAR, the number of shares counted against the shares available under the Plan shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise and (3) the shares covered by a Tandem SAR shall not again become available for grant upon the expiration or termination of such Tandem SAR;

(D) shares of Common Stock delivered (either by actual delivery, attestation or net exercise) to the Company by a Participant to (i) purchase shares of Common Stock upon the exercise of an Award or (ii) satisfy tax withholding obligations with respect to Awards (including shares retained from the Award creating the tax obligation) shall be added back to the number of shares available for the future grant of Awards; and
(E) shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of shares available for future grant of Awards.
(b) Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof prior to such transaction. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(i) (nor shall shares of Common Stock subject to a Substitute Award be added to the shares available for Awards under the Plan as provided above), except as may be required by reason of Section 422 and related provisions of the Code.
(c) Annual Awards to Outside Directors.
(i) Annual Grant. Beginning in 2023, on May 31 of each year, each Outside Director who is then serving as an Outside Director (as defined in Section 4(c)(iv)) as of such date shall automatically be granted (without further action by the Board or any committee thereof) Awards having an aggregate fair value (calculated based on grant date fair value for financial reporting purposes) equal to $300,000, with half of such Awards ($150,000 in fair value) being granted in the form of Nonstatutory Stock Options and half of such Awards ($150,000 in fair value) being granted in the form of RSUs (such Awards, together, the “Annual Grant”).
(ii) Terms of Annual Grant. Options granted pursuant to Section 4(c)(i) shall (i) have an exercise price equal to the Grant Date Fair Market Value of the Common Stock (as defined below); (ii) become exercisable as to 100% of the shares subject to such Option on the first anniversary of the date of grant; (iii) unless earlier terminated, expire at 5:00 p.m., Eastern Time, on the tenth anniversary of the date of grant; and (iv) otherwise be on and subject to such other terms and conditions as are set forth in the Option agreement with respect to such grant and as the Board may determine. RSUs granted pursuant to Section 4(c)(i) shall vest and be settled as to 100% of the shares subject to such RSU on the first anniversary of the date of grant and otherwise be on and subject to such other terms and conditions as are set forth in the RSU agreement with respect to such grant and as the Board may determine.
(iii) Limitations. Notwithstanding Section 4(c)(i), in the event that the number of shares of Common Stock prescribed by Section 4(a)(i) is not sufficient to cover the Awards granted pursuant to Section 4(c)(i), the remaining shares of Common Stock available for issuance shall be prorated among the Outside Directors entitled to receive such Awards. Any further grants pursuant to Section 4(c)(i) shall then be deferred until such time, if any, as additional shares of Common Stock become available for grant under the Plan, whether pursuant to amendment of the Plan pursuant to Section 12(d) to increase the number of shares available for issuance under the Plan or pursuant to the mechanisms set forth in Section 4(a)(ii)(C) or otherwise.
(iv) Definition. An “Outside Director” shall mean a member of the Board who is not employed by the Company. Payments by the Company to a member of the Board solely in connection with providing services to the Company as a member of the Board shall not be sufficient to constitute “employment” by the Company.
5. Stock Options
(a) General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as the Board considers necessary or advisable.
(b) Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of MicroStrategy Incorporated, any of MicroStrategy Incorporated’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. An Option that is not intended to be an Incentive Stock Option shall be designated a “Nonstatutory Stock Option.” The Company shall have no liability to a Participant, or any other person, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or if the Company converts an Incentive Stock Option to a Nonstatutory Stock Option.
(c) Exercise Price. The Board shall establish the exercise price of each Option or the formula by which such exercise price will be determined. The exercise price shall be specified in the applicable Option agreement. The exercise price shall be not less than 100% of the Grant Date Fair Market Value (as defined below) of the Common Stock on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Grant Date Fair Market Value on such future date. “Grant Date Fair Market Value” of a share of Common Stock for purposes of the Plan will be determined as follows:
(i) if the Common Stock trades on a national securities exchange, the closing sale price (for the primary trading session) on the date of grant; or
(ii) if the Common Stock does not trade on any such exchange, the average of the closing bid and asked prices on the date of grant as reported by an over-the-counter marketplace designated by the Board; or
(iii) if the Common Stock is not publicly traded, the Board will determine the Grant Date Fair Market Value for purposes of the Plan using any measure of value it determines to be appropriate (including, as it considers appropriate, relying on appraisals) in a manner consistent with the valuation principles under Code Section 409A of the Code or any successor provision thereto, and the regulations thereunder (“Section 409A”), except as the Board may expressly determine otherwise.
For any date that is not a trading day, the Grant Date Fair Market Value of a share of Common Stock for such date shall be determined by using the closing sale price or average of the bid and asked prices, as appropriate, for the immediately preceding trading day and with the timing in the formulas above adjusted accordingly. The Board can substitute a particular time of day or other measure of “closing sale price” or “bid and asked prices” if appropriate because of exchange or market procedures or can, use weighted averages either on a daily basis or such longer period, in each case to the extent permitted by Section 409A.
The Board shall determine the Grant Date Fair Market Value for purposes of the Plan, and all Awards are conditioned on the Participant’s agreement that the Board’s determination is conclusive and binding even though others might make a different determination.
(d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.
(e) Exercise of Options. Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with, as applicable, payment in full (in the manner specified in Section 5(f)) of the exercise price for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.
(f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:
(i) in cash, wire transfer of immediately available funds or by check, payable to the order of the Company, provided that the Company may limit the use of one of the foregoing payment forms if one or more of the payment forms below is permitted;
(ii) except as may otherwise be provided in the applicable Option agreement or approved by the Board, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company funds sufficient to pay the exercise price and any required tax withholding;

(iii) to the extent provided for in the applicable Option agreement or approved by the Board, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their fair market value (valued in the manner determined or approved by the Board), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;
(iv) to the extent provided for in the applicable Nonstatutory Stock Option agreement or approved by the Board, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive (i) the number of shares underlying the portion of the Option being exercised, less (ii) such number of shares as is equal to (A) the aggregate exercise price for the portion of the Option being exercised divided by (B) the fair market value of the Common Stock (valued in the manner determined or approved by the Board) on the date of exercise;
(v) to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, by payment of such other lawful consideration as the Board may determine; or
(vi) by any combination of the above permitted forms of payment.
(g) Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 10): (1) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option; (2) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(b)) covering the same or a different number of shares of Common Stock and having an exercise or measurement price per share lower than the then-current exercise price per share of the cancelled option; (3) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current fair market value of the Common Stock (valued in the manner determined or approved by the Board); or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the Nasdaq Stock Market or any other exchange or marketplace on which the Company’s stock is listed or traded (the “Exchange”).
(h) No Reload Options. No Option granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional Options in connection with any exercise of the original Option.
(i) No Dividend Equivalents. No Option shall provide for the payment or accrual of dividend equivalents.
6. Stock Appreciation Rights
(a) General. The Board may grant Awards consisting of stock appreciation rights (“SARs”) entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock (valued in the manner determined or approved by the Board) over the measurement price established pursuant to Section 6(b). The date as of which such appreciation is determined shall be the exercise date.
(b) Measurement Price. The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Grant Date Fair Market Value of the Common Stock on the date the SAR is granted; provided that if the Board approves the grant of an SAR effective as of a future date, the measurement price shall be not less than 100% of the Grant Date Fair Market Value on such future date.
(c) Duration of SARs. Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.
(d) Exercise of SARs. SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Board.
(e) Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 10): (1) amend any outstanding SAR granted under the Plan to provide a measurement price per share that is lower than the then-current measurement price per share of such outstanding SAR; (2) cancel any outstanding SAR (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(b)) covering the same or a different number of shares of Common Stock and having an exercise or measurement price per share lower than the then-current measurement price per share of the cancelled SAR; (3) cancel in exchange for a cash payment any outstanding SAR with a measurement price per share above the then-current fair market value of the Common Stock (valued in the manner determined or approved by the Board); or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the Exchange.
(f) No Reload SARs. No SAR granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional SARs in connection with any exercise of the original SAR.
(g) No Dividend Equivalents. No SAR shall provide for the payment or accrual of dividend equivalents.
7. Restricted Stock; RSUs
(a) General. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. The Board may also grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests or on a deferred basis (“RSUs”).
(b) Terms and Conditions for Restricted Stock and RSUs. The Board shall determine the terms and conditions of Restricted Stock and RSUs, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.
(c) Additional Provisions Relating to Restricted Stock.
(i) Dividends. Any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock (“Unvested Dividends”) shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Unvested Dividends will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying shares of Restricted Stock. No interest will be paid on Unvested Dividends.
(ii) Stock Certificates/Issuance. The Company may require that any stock certificates issued in respect of shares of Restricted Stock, as well as dividends or distributions paid on such Restricted Stock, shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee) or, alternatively, that such shares be issued in book entry only, in the name of the Participant with appropriate transfer and forfeiture restrictions. At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions (or, to the extent the Restricted Stock was issued in book entry, remove the restrictions) to the Participant or if the Participant has died, to his or her Designated Beneficiary (as defined below).
(d) Additional Provisions Relating to RSUs.
(i) Settlement. Upon the vesting of and/or lapsing of any other restrictions with respect to each RSU, the Participant shall be entitled to receive from the Company (i.e., settlement) the number of shares of Common Stock specified in the Award agreement or (if so provided in the applicable Award agreement or otherwise determined by the Board) an amount of cash equal to the fair market value (valued in the manner determined or approved by the Board) of such number of shares or a combination thereof. The Board may provide that settlement of RSUs shall be deferred, on a mandatory basis or at the election of the Participant, in a manner that complies with Section 409A.
(ii) Voting Rights. A Participant shall have no voting rights with respect to any RSUs.
(iii) Dividend Equivalents. The Award agreement for RSUs may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents may be credited to an account for the Participant and may be settled in cash and/or shares of Common Stock, in each case to the extent provided in the applicable Award agreement. Dividend Equivalents with respect to RSUs will be subject to the same restrictions on transfer and forfeitability as the RSUs with respect to which paid. No interest will be paid on Dividend Equivalents.
8. Other Stock-Based and Cash-Based Awards
(a) General. The Board may grant other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine. The Company may also grant Awards denominated in cash rather than shares of Common Stock (“Cash-Based Awards”).
(b) Terms and Conditions. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award or Cash-Based Award, including any purchase price applicable thereto.
(c) Dividend Equivalents. The Award agreement for an Other Stock-Based Award may provide Participants with the right to receive Dividend Equivalents. Dividend Equivalents may be credited to an account for the Participant and may be settled in cash and/or shares of Common Stock, in each case to the extent provided in the applicable Award agreement. Dividend Equivalents with respect to Other-Stock Based Awards will be subject to the same restrictions on transfer and forfeitability as the Other Stock-Based Award with respect to which paid. No interest will be paid on Dividend Equivalents.
9. Performance Awards.
(a) Grants. Awards under the Plan may be made subject to the achievement of performance goals pursuant to this Section 9 (“Performance Awards”).
(b) Performance Measures. The Board may specify that the degree of granting, vesting and/or payout of any Performance Award shall be subject to the achievement of one or more performance measures established by the Board, which may be based on the relative or absolute attainment of specified levels of one or any combination of the following, and which may be determined pursuant to generally accepted accounting principles (“GAAP”) or on a non-GAAP basis, as determined by the Board:
(1) net income;
(2) earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization;
(3) operating profit before or after discontinued operations and/or taxes,
(4) sales;
(5) sales growth;
(6) earnings growth;
(7) cash flow or cash position;
(8) gross margins;
(9) stock price;
(10) market share;
(11) return on sales, assets, equity or investment;
(12) improvement of financial ratings;
(13) achievement of balance sheet or income statement objectives;
(14) total stockholder return; or
(15) any other metric determined by the Board.

Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The Board may specify that such performance measures shall be adjusted to exclude any one or more of:
i. extraordinary items;
ii. gains or losses on the dispositions of discontinued operations;
iii. the cumulative effects of changes in accounting principles;
iv. the writedown of any asset;
v. fluctuation in foreign currency exchange rates;
vi. charges for restructuring and rationalization programs;
vii. non-cash, mark-to-market adjustments on derivative instruments;
viii. amortization of purchased intangibles;
ix. the net impact of tax rate changes;
x. non-cash asset impairment charges; and
xi. any other factors as the Board may determine.
Such performance measures:
a) may vary by Participant and may be different for different Awards;
b) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works and may cover such period as may be specified by the Board; and
c) may cover such period as may be specified by the Board.
The Board shall have the authority to make equitable adjustments to the performance goals in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company, in response to changes in applicable laws or regulations or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.
(c) Adjustments. The Board may adjust the cash or number of shares payable pursuant to such Performance Award, and the Board may, at any time, waive the achievement of the applicable performance measures.
(d) Dividends; Dividend Equivalents. Notwithstanding its designation as a Performance Award, no Option or SAR shall provide for the payment or accrual of dividend equivalents in accordance with Sections 5(i) and 6(g), as applicable, any dividends declared and paid by the Company with respect to shares of Restricted Stock shall be subject to Section 7(c)(i), and any right to receive Dividend Equivalents on an award of RSUs and Other Stock-Based Awards shall be subject to Sections 7(d)(iii) and 8(c), as applicable.
10. Adjustments for Changes in Common Stock and Certain Other Events
(a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Plan, (ii) the share counting rules, (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding award of Restricted Stock and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding RSU and each Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.
(b) Reorganization Events.
(i) Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is canceled, (b) any transfer or disposition of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company.
(ii) Consequences of a Reorganization Event on Awards Other than Restricted Stock.
(A) In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock on such terms as the Board determines (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company and the Participant):
i. provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof);
ii. upon written notice to a Participant, provide that all of the Participant’s unvested Awards will be forfeited immediately prior to the consummation of such Reorganization Event and/ or that all of the Participant’s unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice;
iii. provide that outstanding Awards shall become exercisable, realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event;
iv. in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to Participants with respect to each Award held by a Participant equal to (A) the number of shares of Common Stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, provided, that if the Acquisition Price per share (as determined by the Board) does not exceed the exercise price of such Award, then the Award shall be canceled without any payment of consideration therefor;
v. provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings); and
vi. any combination of the foregoing.
In taking any of the actions permitted under this Section 10(b)(ii)(A), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.
(B) Notwithstanding the terms of Section 10(b)(ii)(A)(i), in the case of outstanding RSUs that are subject to Section 409A: (i) if the applicable RSU agreement provides that the RSUs shall be settled upon a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the Reorganization Event constitutes such a “change in control event”, then no assumption or substitution shall be permitted pursuant to Section 10(b)(ii)(A)(i) and the RSUs shall instead be settled in accordance with the terms of the applicable RSU agreement; and (ii) the Board may only undertake the actions set forth in clauses (iii), (iv) or (v) of Section 10(b)(ii)(A) if the Reorganization Event constitutes a “change in control event” as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and such action is permitted or required by Section 409A; if the Reorganization Event is not a “change in control event” as so defined or such action is not permitted or required by Section 409A, and the acquiring or succeeding corporation does not assume or substitute the RSUs pursuant to clause (i) of Section 10(b)(ii)(A), then the unvested RSUs shall terminate immediately prior to the consummation of the Reorganization Event without any payment in exchange therefor.
(C) For purposes of Section 10(b)(ii)(A)(i), an Award (other than Restricted Stock) shall be considered assumed if, following consummation of the Reorganization Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each share of Common Stock subject to the Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of shares of common stock of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determined to be equivalent in value (as of the date of such determination or another date specified by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.
(D) The Board may impose a limitation on the ability of Participants holding Options and/or SARs to exercise their Awards for the minimum number of days prior to the closing of the Reorganization Event as is reasonably necessary to facilitate the orderly closing of the Reorganization Event. The Company shall provide reasonable notice to Participants of any such limitation on exercise.
(iii) Consequences of a Reorganization Event on Restricted Stock. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company with respect to outstanding Restricted Stock shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to such Restricted Stock; provided, however, that the Board may either provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, either initially or by amendment, or provide for forfeiture of such Restricted Stock if issued at no cost. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock then outstanding shall automatically be deemed terminated or satisfied.
11. General Provisions Applicable to Awards
(a) Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by a Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that, except with respect to Awards subject to Section 409A and Incentive Stock Options, the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 11(a) shall be deemed to restrict a transfer to the Company.
(b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.
(c) Termination of Status. The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment or service, authorized leave of absence or other change in the employment or other service status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights, or receive any benefits, under an Award. “Designated Beneficiary” means (i) the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or (ii) in the absence of an effective designation by a Participant, the Participant’s estate.
(d) Withholding. The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may elect to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price, unless the Company determines otherwise. If provided for in an Award or approved by the Board, a Participant may satisfy the tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (valued in the manner determined or approved by the Company); provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that the Company is able to retain shares of Common Stock having a fair market value (determined or approved by the Company) that exceeds the statutory minimum applicable withholding tax without financial accounting implications or the Company is withholding in a jurisdiction that does not have a statutory minimum withholding tax, the Company may retain such number of shares of Common Stock (up to the number of shares having a fair market value equal to the maximum individual statutory rate of tax (determined or approved by, the Company)) as the Company shall determine to be necessary to satisfy the tax liability associated with any Award. Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.
(e) Amendment of Award. Except as otherwise provided in Section 5(g) and 6(e) with respect to repricings, the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option. The Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 10.
(f) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(g) Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in whole or in part, free from some or all restrictions or conditions or otherwise realizable in whole or in part, as the case may be.
12. Miscellaneous
(a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.
(b) No Rights As Stockholder; Clawback. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be issued with respect to an Award until becoming the record holder of such shares. In accepting an Award under the Plan, the Participant agrees to be bound by any clawback policy that the Company has in effect or may adopt in the future.
(c) Effective Date and Term of Plan. The Plan shall become effective on the Effective Date. No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.
(d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) neither Section 5(g) nor Section 6(e) requiring stockholder approval of any Option or SAR repricing may be amended without stockholder approval; (ii) no amendment that would require stockholder approval under the rules of the national securities exchange on which the Company then maintains its primary listing will be effective unless and until the Company’s stockholders approve such amendment; and (iii) if the national securities exchange on which the Company then maintains its primary listing does not have rules regarding when stockholder approval of amendments to equity compensation plans is required (or if the Company’s Common Stock is not then listed on any national securities exchange), then no amendment to the Plan (A) materially increasing the number of shares authorized under the Plan (other than pursuant to Section 4(b) or 10), (B) expanding the types of Awards that may be granted under the Plan, or (C) materially expanding the class of participants eligible to participate in the Plan shall be effective unless and until the Company’s stockholders approve such amendment. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 12(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan unless the Award provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date of grant and (2) it may not be exercised or settled (or otherwise result in the issuance of Common Stock) prior to such stockholder approval.
(e) Authorization of Sub-Plans (including for Grants to non-U.S. Employees). The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.
(f) Compliance with Section 409A. If and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant in connection with his or her employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that to be bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A) (the “New Payment Date”), except as Section 409A may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.
The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A but do not to satisfy the conditions of that section.
(g) Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument such individual executes in his or her capacity as a director, officer, employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.
(h) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than the State of Delaware.

MicroStrategy®
Intelligence Everywhere

1850 Towers Crescent Plaza | Tysons Corner, VA 22182 | Copyright ©2024. All Rights Reserved. microstrategy.com

MicroStrategy

MICROSTRATEGY INCORPORATED
ATTN: GENERAL COUNSEL
1850 TOWERS CRESCENT PLAZA
TYSONS CORNER, VA 22182

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before the Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Standard Time on __________. Have your Proxy Card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to **www.virtualshareholdermeeting.com/MSTR2025SM**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Standard Time on __________. Have your Proxy Card in hand when you call and then follow the instructions.

VOTE BY MAIL
Please fill in, date, and sign your Proxy Card and return it in the postage-paid envelope we have provided by __________ or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V60538-S04540

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MICROSTRATEGY INCORPORATED

Please sign exactly as your name or names appear(s) on this Proxy Card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Notice of Availability of Proxy Materials:
The Notice of Special Meeting & Proxy Statement is available at www.proxyvote.com.

V60539-S04540

MICROSTRATEGY INCORPORATED

Proxy for the Special Meeting of Stockholders
to be held on __________, __________

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MICROSTRATEGY INCORPORATED

The undersigned, revoking all prior proxies, hereby appoint(s) Michael J. Saylor and W. Ming Shao, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of stock of MicroStrategy Incorporated (the "Company") which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held exclusively via live webcast at www.virtualshareholdermeeting.com/MSTR2025SM, on __________, __________ at __________, Eastern Standard Time, and at any adjournment thereof (the "Meeting").

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any continuation, postponement or adjournment thereof.

This proxy, when properly delivered, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is given, this proxy will be voted "FOR" with respect to Proposals 1, 2, 3 and 4 at the Meeting and any continuation, postponement or adjournment thereof. This proxy may be revoked by the undersigned at any time before its exercise by delivery of written revocation or a subsequently dated Proxy Card to the Secretary of the Company or by voting electronically during the Meeting.

Continued and to be signed on reverse side